SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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ALLEGIANT TRAVEL COMPANY
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ALLEGIANT TRAVEL COMPANY

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Wednesday, June 26, 2024

To the stockholders of Allegiant Travel Company:

NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Allegiant Travel Company (the "Company") will be held at our Company headquarters at 1201 N. Town Center Drive, Las Vegas, Nevada 89144 on Wednesday, June 26, 2024 at 9:00 a.m. local time, for the following purposes:

(1)To elect Directors;

(2)To vote on a proposal to approve, on an advisory basis, the compensation of our named executive officers;

(3)To vote on a proposal to approve an amendment and restatement of our 2014 Employee Stock Purchase Plan;

(4)To ratify the selection by the audit committee of our board of directors of the firm KPMG LLP as our independent registered public accountants for the year ending December 31, 2024;

(5)To transact such other business as may properly come before the meeting.

Holders of the Common Stock of record at the close of business on April 29, 2024 will be entitled to notice of and to vote at the meeting. A list of stockholders will be available at the annual meeting.

It is important that your shares be represented at the annual meeting to ensure the presence of a quorum. Whether or not you expect to be present in person at the meeting, please vote your shares by signing and dating the accompanying proxy and returning it promptly in the enclosed postage paid reply envelope. You may also vote by telephone from the United States, or through the Internet, using the instructions on the proxy card. We encourage you to vote via telephone or the Internet to help save on postage costs. In addition, if you vote via the Internet, you may elect to have next year’s Proxy Statement and Annual Report delivered to you electronically. We encourage you to enroll in electronic delivery, as it is a cost-effective and sustainable way for us to provide you with electronic versions of the proxy materials and annual reports.

By Order of the Board of Directors,
Robert B. Goldberg
Secretary
April 29, 2024
Las Vegas, Nevada

ALLEGIANT TRAVEL COMPANY
1201 N. TOWN CENTER DRIVE
LAS VEGAS, NEVADA 89144
(702) 851-7300

PROXY STATEMENT

FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 26, 2024

This proxy statement is furnished in connection with the solicitation of proxies on behalf of our board of directors to be voted at the annual meeting of our stockholders to be held on June 26, 2024, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our annual meeting of stockholders will be held at our Company headquarters at 1201 N. Town Center Drive, Las Vegas, Nevada 89144, on Wednesday, June 26, 2024, at 9:00 a.m. local time. This proxy statement and accompanying form of proxy will be first sent or given to our stockholders on or about May 8, 2024. Our annual report for the year ended December 31, 2023, is being sent to each stockholder of record along with this proxy statement.

ABOUT THE MEETING

What is the purpose of the annual meeting?

At our annual meeting, our stockholders will act upon the matters outlined in the accompanying notice of meeting, including the election of directors, an advisory vote on executive compensation, an amendment and restatement of our 2014 Employee Stock Purchase Plan and ratification of our independent registered public accountants. In addition, our management will respond to questions from stockholders.

Who is entitled to vote?

Only stockholders of record at the close of business on the record date, April 29, 2024, are entitled to receive notice of the annual meeting and to vote the shares of our common stock that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

Who can attend the meeting?

All stockholders as of the record date, or their duly appointed proxies, may attend the meeting. Seating, however, may be limited. Admission to the meeting will be on a first come, first served basis. Each stockholder may be asked to present valid picture identification, such as a driver's license or passport. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Please note that if you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of our common stock outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, we had 18,232,284 shares of common stock outstanding. Abstentions are included in the shares present at the meeting for purposes of determining whether a quorum is present. Broker non-votes (when shares are represented at the meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are also included in the determination of the number of shares represented at the meeting for purposes of determining whether a quorum is present.

How do I vote?

To vote, you may complete and return a written proxy card. You may also vote by telephone from the United States, or through the Internet, using the instructions on the proxy card. We encourage you to vote via telephone or the Internet to help save on postage costs and sustainably manage resources. In addition, if you vote via the Internet, you may elect to have next year’s Proxy Statement and Annual Report delivered to you electronically. We encourage you to enroll in electronic delivery, as it is a cost-effective way for us to provide you with electronic versions of the proxy materials and annual reports and helps us sustainably manage resources.

You can also vote in person at the meeting, and submitting your voting instructions by proxy card will not affect your right to attend and vote. “Street name” stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I return my proxy card?

Yes. Even after you have voted by written proxy card, you may change your vote at any time before the proxy is exercised by filing with our secretary either a written notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy. All written notices of revocation or other communications with respect to revocation of proxies should be addressed as follows: Allegiant Travel Company, 1201 N. Town Center Drive, Las Vegas, Nevada 89144, Attention: Robert B. Goldberg, Secretary.

What are the recommendations of our board of directors?

Unless you give other instructions when voting, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our board of directors. Our board recommends a vote FOR election of the nominated slate of directors, FOR approval of the advisory vote of the compensation of our named executive officers, FOR approval of the amendment and restatement of our 2014 Employee Stock Purchase Plan and FOR the ratification of KPMG LLP as our independent registered public accountants.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by our board of directors or, if no recommendation is given, in their own discretion.
What vote is required to approve each item?

The governing documents of the corporation have never required a supermajority vote. The vote required for each item is discussed below.

Election of Directors. Our By-Laws require that in an uncontested election, each director must be elected annually by a majority of votes cast with respect to that director. This means that the number of votes “for” a director must exceed the number of votes “against” that director. In the event a nominee for director receives more “against” votes for his or her election than “for” votes, the board must consider such director’s resignation after consideration and a recommendation by the nominating and governance committee. The majority voting standard does not apply in the event the number of nominees for director exceeds the number of directors to be elected. In those circumstances, directors will instead be elected by a plurality of the votes cast, meaning that the persons receiving the highest number of “for” votes, up to the total number of directors to be elected at the annual meeting, will be elected.

With regard to the election of directors, the board intends to nominate the seven persons identified as its nominees in this proxy statement. Because we have not received notice from any stockholder of an intent to nominate directors at the annual meeting, each of the directors must be elected by a majority of votes cast. For these purposes, abstentions and broker non-votes are not treated as votes cast with respect to a director and therefore will not be counted in determining the outcome of the election of directors.
Advisory Vote on Compensation of Named Executive Officers. The resolution will be approved if the number of votes cast in favor of the resolution exceeds the number of votes cast in opposition to the resolution. Abstentions and broker non-votes are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker non-votes will not have any effect on the proposal to approve executive compensation as disclosed in this proxy statement.

Approval of Amendment and Restatement of the Allegiant Travel Company 2014 Employee Stock Purchase Plan. The proposal will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast in opposition to the proposal. Abstentions and broker non-votes are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker non-votes will not have any effect on the proposal to adopt the amendment and restatement of our 2014 Employee Stock Purchase Plan.

Ratification of Independent Registered Public Accountants. To approve the ratification of our independent registered public accountants, the resolution will be approved if the number of votes cast in favor of the resolution exceeds the number of votes cast in opposition of the resolution. Abstentions and broker non-votes will not have any effect on the proposal to ratify the appointment of our independent registered public accountants.
Other Items. Any other item which may properly come before the meeting will be approved if the number of votes cast in favor of the resolution exceeds the number of votes cast in opposition of the proposal. Abstentions and broker non-votes will not have any effect on any such proposal.
Our management knows of no matter to be brought before the meeting other than the election of directors and those other items described in this proxy statement. If, however, any other matters properly come before the meeting, it is intended that the proxies will be voted as recommended by our board of directors or, if no recommendation is given, in accordance with the judgment of the person or persons voting such proxies.
How will proxies be solicited?

Proxies will be solicited by mail. Proxies may also be solicited by our officers and regular employees personally or by telephone, email or facsimile, but such persons will not be specifically compensated for such services. Banks, brokers, nominees and other custodians and fiduciaries will be reimbursed for their reasonable out-of-pocket expenses in forwarding soliciting material to their principals, the beneficial owners of our common stock. We will pay the expense of preparing, assembling, printing, mailing and soliciting proxies.

Is there electronic access to the proxy materials and annual report?

Yes. This proxy statement and our annual report are available on our web site, www.allegiant.com.

STOCK OWNERSHIP

Security Ownership of Management and Certain Beneficial Owners

The following table shows information known to us with respect to beneficial ownership of our common stock as of April 29, 2024 (or dates as otherwise noted), by (A) each director, (B) each of the executive officers named in the Summary Compensation Table beginning on page 28, (C) all executive officers and directors as a group and (D) each person known by us to be a beneficial owner of more than five percent of our outstanding common stock.

Each stockholder’s percentage ownership in the following table is based on 18,232,284 shares of common stock outstanding as of April 29, 2024.

Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them.

	Shares Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders:
BlackRock, Inc. (1)	2,473,346	13.6%
Maurice J. Gallagher, Jr. (2)	2,387,049	13.1%
The Vanguard Group (3)	1,711,037	9.4%
T. Rowe Price Investment Management, Inc. (4)	1,376,324	7.5%

Named Executive Officers and Directors:
Maurice J. Gallagher, Jr. (2)	2,387,049	13.1%
Montie Brewer (5)	27,000	*
Linda Marvin (5)	18,000	*
Charles Pollard (5)	26,000	*
Gary Ellmer (5)	8,490	*
Ponder Harrison (5)	33,128	*
Sandra Morgan (5)	12,000	*
John Redmond (6)	240,552	1.3%
Gregory Anderson (7)	135,693	*
Scott DeAngelo (8)	91,499	*
Robert P. Wilson III (9)	86,298	*
Robert J. Neal (10)	19,395	*
All executive officers and directors as a group (14 persons) (11)	2,885,627	15.8%
* Represents ownership of less than one percent.

(1)Information is based on a Schedule 13G/Amendment No. 2 filed with the Securities and Exchange Commission on January 23, 2024, by BlackRock, Inc. The Schedule 13G/Amendment No. 2 reports that as of December 31, 2023, BlackRock, Inc. has sole voting power over 2,448,297 shares and sole dispositive power over 2,473,346 shares which are owned by various subsidiaries of BlackRock, Inc. with no subsidiaries (other than BlackRock Fund Advisors and iShares Core S&P Small-Cap ETF) beneficially owning more than five percent of our outstanding common stock. The address of this beneficial owner is 50 Hudson Yards, New York, NY 10001.
(2)The address of Maurice J. Gallagher, Jr., is 1201 N. Town Center Drive, Las Vegas, Nevada 89144. These shares include 211,000 shares of common stock held by two entities controlled by Mr. Gallagher. Of Mr. Gallagher's ownership, 1,330,000 shares are pledged under a line of credit agreement.
(3)Information is based on a Schedule 13G/Amendment No. 10 filed with the Securities and Exchange Commission on February 13, 2024, by The Vanguard Group as an investment advisor. The Schedule 13G/Amendment No. 10 reports that as of December 29, 2023, The Vanguard Group beneficially has shared voting power over 19,718 shares, sole dispositive power over 1,682,587 shares and shared dispositive power over 28,450 shares. The address of this beneficial owner is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)Information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2024, by T. Rowe Price Investment Management, Inc. as an investment advisor. The Schedule 13G reports that as of December 31, 2023, T. Rowe Price Investment Management, Inc. has sole voting power over 486,025 shares and sole dispositive power over 1,376,324 shares. The address of this beneficial owner is 101 E. Pratt Street, Baltimore, Maryland 21201.
(5)In each case, the number of shares owned includes 7,000 shares of restricted stock held by this board member not yet vested as of the date of this proxy statement.
(6)Information is based on a Form 4 filed with the Securities and Exchange Commission on October 3, 2023. We are not aware of any changes to the beneficial ownership of this former officer/director since that date.
(7)Includes 85,780 shares of restricted stock held by Mr. Anderson not yet vested as of the date of this proxy statement and stock options to purchase 7,000 shares which are presently exercisable.
(8)Includes 63,625 shares of restricted stock held by Mr. DeAngelo not yet vested as of the date of this proxy statement and stock options to purchase 7,000 shares which are presently exercisable.
(9)Includes 54,466 shares of restricted stock held by Mr. Wilson not yet vested as of the date of this proxy statement and stock options to purchase 6,000 shares which are presently exercisable.
(10)Includes 8,597 shares of restricted stock held by Mr. Neal not yet vested as of the date of this proxy statement.
(11)See footnotes 2, 7-10. Also includes 41,075 shares (including 26,745 shares of restricted stock not yet vested as of the date of this proxy statement) owned by three executive officers who are not named executive officers in this proxy statement. Excludes Mr. Redmond who resigned as of September 26, 2023.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information regarding options, warrants and other rights to acquire equity securities under our equity compensation plans as of December 31, 2023:

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-Average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (2) (3)
Equity compensation plans approved by security holders (1)	28,000	$245.54	485,686

(1)There are no securities to be issued under any equity compensation plans not approved by our security holders.
(2)The shares shown as being issuable under equity compensation plans exclude unvested restricted stock awards of 429,868 as all restricted stock awards are deemed to have been issued. This number includes shares granted under our 2016 Long-Term Incentive Plan and 2022 Long-Term Incentive Plan.
(3)Our 2022 Long-Term Incentive Plan applies a fungible ratio such that a full-value award, such as a restricted stock grant or restricted stock unit grant, will be counted at two times its number for purposes of the plan limit. As a result, a maximum of 242,843 shares of restricted stock are remaining for future issuance under the 2022 Long-Term Incentive Plan as of December 31, 2023.

Pledging Policy

The Company has not adopted any policy to restrict the ability of employees (including officers) or directors to hedge any equity ownership in the Company. As such, employees and directors may purchase financial instruments (including variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the value of Company equity securities. Any such transactions by our named executive officers or directors are disclosed in the footnotes to the stock ownership table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10 percent of our equity securities to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Such persons are required by the Exchange Act to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received by us with respect to transactions during 2023 and through the date of this statement, or written representations from certain reporting persons, we believe that our directors and executive officers have complied with all filing requirements applicable to them except that Form 4's reporting stock grants to four officers were filed two days late on one occasion. We note we have had one or more stockholders with more than 10 percent ownership during 2023 which are not insiders. These 10 percent owners did not file reports on Form 3, 4 or 5 during 2023.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our By-laws provide that there shall be seven directors. Each year, all members of our board of directors are to be elected. All directors serve for a one-year term.

The following table sets forth certain information with respect to our board of directors as of April 29, 2024:

Name	Age	Position	Director Since (1)
Maurice J. Gallagher, Jr.	74	Chairman of the Board, Chief Executive Officer	2001
Montie Brewer (2) (3)	66	Director	2009
Gary Ellmer (4)	70	Director	2008
Ponder Harrison (2)	62	Director	2019
Linda A. Marvin (3) (4)	62	Director	2013
Charles Pollard (2) (4)	66	Director	2009
Sandra Morgan (3)	46	Director	2021

(1)Each director serves for a one-year term with all directors being elected at each stockholders’ meeting.
(2)Member of the compensation committee.
(3)Member of the nominating and governance committee.
(4)Member of the audit committee.

Nominees for Election as Directors

All of our directors are to be elected at this annual meeting. The nominating and governance committee of our board of directors has recommended, and our board of directors has approved, the nomination of all existing board members for reelection for a one-year term expiring in 2025. Each elected director will hold office until his or her term expires and until his or her successor is duly elected and qualified.

In accordance with the provisions of our By-laws, each nominee has submitted his or her resignation from the board to become effective if the nominee receives more “against” votes than “for” votes and if the resignation is accepted by the board after consideration and recommendation by the nominating and governance committee.

It is the intention of the persons named in the accompanying proxy form to vote for the election of all nominees unless otherwise instructed. If, for any reason, any such nominee is not a candidate when the election occurs, which event is not anticipated, it is the intention of the persons named in the accompanying proxy form to vote for the remaining nominees named and to vote in accordance with their best judgment if any substitute nominees are named.

Below are the principal occupations and business experience, for at least the past five years, of each nominee. In addition, we indicate below the experience and qualifications which led the board of directors to conclude that each person should serve on the board:

Maurice J. Gallagher, Jr. has been actively involved in the management of our Company since he became our majority owner and joined our board of directors in 2001. He has served as our chief executive officer since September 2023, having previously served in such capacity from 2003 until June 2022. He was designated chairman of the board in 2006. From June 2022 until September 2023, Mr. Gallagher served as executive chairman. Prior to his involvement with Allegiant, Mr. Gallagher devoted his time to his investment activities, including companies which he founded. Mr. Gallagher was one of the founders of ValuJet Airlines, Inc. (the predecessor of AirTran which later merged into Southwest Airlines) and served as an officer and director of ValuJet from its inception in 1993 until 1997. From 1983 until 1992, Mr. Gallagher was a principal owner and executive of WestAir Commuter Airlines.

As the founder of our business strategy and as our chief executive officer for more than 20 years, Mr. Gallagher provides invaluable strategic direction, innovation and experience to our board.

Montie Brewer was elected to our board in 2009. Mr. Brewer served in senior management roles for Air Canada from 2002 until 2009, serving as its president and chief executive officer from 2004 until 2009. Mr. Brewer served on the board of directors of Air Canada from 2004 until 2009. Prior to Air Canada, Mr. Brewer served as senior vice president-planning for United Airlines and previously worked at Northwest Airlines, Republic Airlines, Braniff and TransWorld Airlines, beginning his employment in the airline industry in 1981. Mr. Brewer served as an executive officer of United Airlines from 1988 until 2002. Mr. Brewer has also served as a director of Finnair since March 2018 and as a director of ID90, an IT provider, since April 2017. Mr. Brewer also served as a director of Radixx International, an IT provider, from 2016 to 2019.

Mr. Brewer is an innovator in airline network, revenue, distribution and retailing which has allowed him to be very helpful and supportive in Allegiant’s strategic and commercial development. Having experience in both legacy and low cost carriers in North America and Europe, Mr. Brewer provides perspectives on the industry not readily available to Allegiant. Mr. Brewer’s prior experience as chief executive officer of Air Canada for more than four years, and his more than 28 years in management positions at multiple airlines, provide the background for a conclusion that he is a valuable addition to our board.

Gary Ellmer was elected to our board in 2008. Mr. Ellmer served in senior management positions for ATA Airlines from 2006 until February 2008, serving as chief operating officer from September 2007 until February 2008. Mr. Ellmer served as president and chief operating officer of Executive Airlines/American Eagle Caribbean from 2002 until 2006. From 1998 until 2002, he served in various officer positions for American Eagle Airlines, Business Express Airlines and WestAir Commuter Airlines. Mr. Ellmer is an eight-year veteran of the United States Marine Corps.

Mr. Ellmer’s service as chief operating officer of three airlines, and more than 27 years of experience in the airline industry, provide significant experience with regard to all facets of airline operations, including safety management, safety system development, reliability systems design, labor relations, pilot and technician training programs, FAA interface and regulatory procedures, quality control systems and procedures, maintenance and engineering systems and procedures, accident and incident prevention, accident and incident control, and development and testing of emergency response plans. This experience supports a conclusion that he should continue to serve on our board.

Ponder Harrison was elected to our board in October 2019. Mr. Harrison previously served as an executive officer of the Company from 2002 until 2009, during which period he was responsible for marketing and sales, pricing and revenue management, inflight and people services, distribution and e-commerce strategies. Mr. Harrison continued to consult with the Company from 2009 until March 2017. Since then, Mr. Harrison has devoted his time to philanthropic activities and his personal investments. He joined the national Parkinson’s Foundation board of directors in April 2019. In addition, Mr. Harrison has served as an executive partner of Comvest Partners since March 2018 and has been a strategic advisor to Franklin Templeton’s Blackhorse Industrial Technology Fund since September 2017. Mr. Harrison was president of Corporate Aircraft Partners, Inc. from 2001 through 2002. In 1999, he co-founded Virtual Premise, Inc., which was a leading SaaS provider of commercial real estate information management solutions. He served as its chairman and chief executive officer until its acquisition by CoStar Group, Inc. in 2011.

Earlier in his career, Mr. Harrison was vice president of sales and marketing for ValuJet Airlines from its commencement of business in 1993. After its merger with AirTran, he served as senior vice president of marketing until 1998. Before joining ValuJet, Mr. Harrison worked in various management roles at Delta Air Lines from 1983 through 1992.

Mr. Harrison also brings a diverse background and maintains a core-competency in technology and enterprise software development, having served as a founder, chief executive officer and chairman of a successful SaaS enterprise company. Providing additional benefit to this end, Mr. Harrison is an active private investor in the global industrial technology market segment while also serving as an Advisor to Franklin Resources’ Blackhorse Fund, a venture and private equity investment entity.

Mr. Harrison’s extensive experience in the airline business and in sales and marketing substantiated his addition to the board in 2019 and his value to the Company on an ongoing basis.

Linda A. Marvin was elected to our board in 2013. Ms. Marvin served as chief financial officer of the Company from 2001 until 2007. Since then, Ms. Marvin has dedicated her time to philanthropic activities and her private investments. She served as an officer of The Animal Foundation from 2017 until January 2019, served as its chairman from 2013 until 2016 and has served as an emeritus board member since January 2019. In addition, since August 2023, she has served on the board of the Jazz Outreach Initiative, a 501c3 organization focused on jazz education. From 1996 through 2001, Ms. Marvin held various management positions for Mpower Communications, including chief financial officer and senior vice president of finance. Prior to that, she was involved in the airline industry in various finance and accounting roles with Business Express/Delta Connection and with WestAir Commuter Airlines and earlier in her career, served as an audit manager with KPMG Peat Marwick. From 2018 to 2022 and since May 2023, Ms. Marvin has served as a member of a U.S. Bank Advisory Board.

Ms. Marvin’s financial and accounting literacy, leadership expertise, general business knowledge, depth of knowledge of our company, having previously served as our chief financial officer, and her extensive airline industry experience, leads us to conclude she is qualified to serve on, and a valuable addition to, our board.

Sandra Douglass Morgan was elected to our board in October 2021. Since July 2022, Ms. Morgan has served as president of the Las Vegas Raiders football team in the National Football League. Ms. Morgan served as an of counsel attorney with Covington & Berling, an international law firm, from November 2021 until July 2022. She has been the owner/manager of Douglass Morgan, LLC, a legal and consulting firm, since January 2021. She is a past chairwoman of the Nevada Gaming Control Board, having served in that position from January 2019 until November 2020. She was appointed to this role by Governor Steve Sisolak and was the first African-American to have served as chair. Ms. Morgan was previously appointed to the Nevada Gaming Commission by Governor Brian Sandoval in April 2018. While serving as a commissioner, Ms. Morgan also served as director of external affairs for AT&T Services, Inc. from September 2016 to January 2019 and was responsible for managing AT&T’s government and community affairs in Nevada. She previously served as the City Attorney for the City of North Las Vegas from 2008 to 2016 and was the first African-American city attorney in the State of Nevada. Prior to her public service with the City of North Las Vegas, Ms. Morgan served as a litigation attorney for MGM Mirage (now known as MGM Resorts) from 2005 to 2008. Ms. Morgan previously served as an athletic commissioner on the Nevada State Athletic Commission and served on the board of directors for Jobs for Nevada’s Graduates.

Ms. Morgan has also served as an independent director with Fidelity National Financial, Inc. (NYSE:FNF) a leading provider of title insurance and transaction services to the real estate and mortgage industries, since November 2020 and served as an independent director of Caesars Entertainment, Inc. (NYSE:CZR) a geographically diversified gaming and hospitality company, from November 2021 until July 2022.

Ms. Morgan’s experience in highly regulated industries and the hospitality industry provides skills of unique value to the board particularly as we expand our hotel efforts with Sunseeker Resorts. In addition, her regulatory experience and local government experience as a former chief legal officer of a municipality provides further benefit for the Company with regard to policy, rule making, and land use matters.

Charles W. Pollard was elected to our board in 2009. Mr. Pollard served in various executive positions for Omni Air International from 1997 until 2009, including as its president and chief executive officer from January 2007 until September 2008. Prior to his employment with Omni Air International, Mr. Pollard served in various executive positions for World Airways from 1987 until 1997, including as president and chief executive officer from 1993 to 1997. Mr. Pollard began his career as an attorney in the corporate practice group of Skadden, Arps, Slate, Meagher & Flom LLP from 1983 to 1987. Mr. Pollard has served as a director of Aircastle Limited since 2010.

Mr. Pollard’s chief executive officer experience at two airlines is relevant to the challenges of growing our Company. His experience on the board of Aircastle Limited, a global aircraft leasing group, where he chairs both the compensation committee and the risk and governance committee, provides our board insights into aircraft markets. His law firm experience in corporate finance and mergers and acquisitions provides depth in those areas.

Our board of directors recommends that stockholders vote FOR each of the nominees to our board of directors. Please note that proxies cannot be voted for more than seven directors.

Board Skills Matrix

The table below summarizes the key skills and experience of each of our board nominees that are most relevant to their board service with us. The skills and experience categories reflect self-identification by the board members. The fact that a specific area of focus or experience is not designated does not mean the board member does not possess that skill or expertise.

	Gallagher	Brewer	Ellmer	Harrison	Marvin	Morgan	Pollard
Airline/transportation	●	●	●	●	●		●
Branding/marketing/data analytics/consumer products		●		●
Business development/M&A		●	●	●			●
Digital marketing		●		●
ESG						●
Diversity, equity & inclusion						●
Government/regulatory/legal	●		●			●	●
Operations		●	●				●
Safety		●	●				●
HR/Organizational							●
Strategic planning	●	●		●		●
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We have offered and intend to continue to offer training sessions with outside consultants to further strengthen the input and oversight from board members and, in particular, in those areas where our board members may not have substantial experience.

Board Diversity

Board Size
Total number of independent directors	6

Gender	Male	Female
Number of independent directors based on gender identity	4	2

Number of independent directors identifying in the categories below
Black or African-American	—	1
White	4	1

Director Independence

Our board of directors has determined that all of our directors, other than Maurice J. Gallagher, Jr., are independent under the rules of the Nasdaq Stock Market. As Mr. Gallagher does not serve on any of the board’s committees, all committee members are independent under the rules of the Nasdaq Stock Market.

Committees of the Board of Directors

We have a standing audit committee, compensation committee and nominating and governance committee. Each committee has the right to retain its own legal and other advisors.

Audit Committee

The audit committee is currently comprised of Gary Ellmer, Linda Marvin and Charles Pollard, each of whom is independent under the rules of the Securities and Exchange Commission and the Nasdaq Stock Market listing standards. Linda Marvin has been identified as the audit committee financial expert and serves as the chairperson of the committee. Our audit committee met five times during the 2023 year.

Our board of directors has adopted a charter for the audit committee setting forth the structure, powers and responsibilities of the audit committee. A copy of the audit committee charter can be found on our website at www.allegiant.com by clicking on “About Allegiant,” then “Investor Relations,” then “Governance Documents” under which the “Committee Charters” are found. Pursuant to the charter, the audit committee will be comprised of at least three members appointed by the board of directors, each of whom shall satisfy the membership requirements of independence, financial literacy or accounting or financial expertise as prescribed by applicable rules.
The audit committee provides assistance to the board of directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions. The audit committee also oversees the audit efforts of our independent registered public accounting firm and takes those actions as it deems necessary to satisfy itself that the auditors are independent of management.
Compensation Committee

The compensation committee is comprised of Montie Brewer, Ponder Harrison and Charles Pollard, each of whom is a non-employee director and is independent under the Nasdaq Stock Market listing standards. Our compensation committee met four times during the 2023 year, including action taken by the committee as a part of full board meetings. With a relatively small board and small compensation committee comprised of highly experienced committee members, the compensation committee acts without a chairperson and each committee member is involved in determining the matters to be addressed at each committee meeting.

Our board of directors has adopted a charter for the compensation committee setting forth the structure, powers and responsibilities of the compensation committee. A copy of the charter of the compensation committee can be found on our website at www.allegiant.com by clicking on “About Allegiant,” then “Investor Relations,” then “Governance Documents” under which the “Committee Charters” are found.
The compensation committee determines our compensation policies and forms of compensation provided to our directors and officers. The compensation committee also reviews and determines bonuses for our named executive officers. In addition, the compensation committee reviews and determines stock-based compensation for our directors, officers, employees and consultants, and administers our long-term incentive plan. Our chairman of the board, Maurice J. Gallagher, Jr., provides input to the compensation committee in making compensation decisions for our other executive officers.

Nominating and Governance Committee

The nominating and governance committee is authorized and empowered to submit to the entire board of directors for its approval, the committee’s recommendations for nominees to the board of directors. The nominating and governance committee consists of Montie Brewer, Linda Marvin and Sandra Morgan. All of the current members of our nominating and governance committee are independent under the rules of the Nasdaq Stock Market. Our nominating committee met two times during the 2023 year, including action taken by the committee as part of a full board meeting. With a relatively small board and small nominating and governance committee comprised of highly experienced committee members, the nominating and governance committee acts without a chairperson and each committee member is involved in determining the matters to be addressed at each committee meeting.

The responsibilities of the nominating and governance committee are to identify individuals qualified to become board members, recommend director nominees to the board of directors prior to each annual meeting of stockholders, and recommend nominees for any committee of the board. In 2022, the nominating committee adopted changes to its charter to expand its role to that of a nominating and governance committee. The additional responsibilities added are in the areas of developing corporate governance guidelines, oversight of ESG risks and goals, review performance of board members and review of stockholder proposals. A copy of the charter of the nominating and governance committee can be found on our website at www.allegiant.com by clicking on “About Allegiant,” then “Investor Relations,” then “Governance Documents” under which the “Committee Charters” are found.

To fulfill its responsibilities, the nominating and governance committee will periodically consider and make recommendations to the board regarding what experience, talents, skills and other characteristics the board as a whole should possess in order to maintain its effectiveness. In determining whether to nominate an incumbent director for reelection, the nominating and governance committee will evaluate each incumbent's continued service, in light of the board’s collective requirements, at the time such director comes up for reelection. When the need for a new director arises (whether because of a newly created board seat or vacancy), the nominating and governance committee will proceed by whatever means it deems appropriate to identify a qualified candidate or candidates. The nominating and governance committee will review the qualifications of each candidate. Final candidates will generally be interviewed by our chairman of the board and one or more other board members. The nominating and governance committee will then make a recommendation to the board based on its review, the results of interviews with the candidate and all other available information. Our board makes the final decision on whether to invite the candidate to join the board.
The nominating and governance committee’s charter provides general qualifications nominees should meet. These qualifications include the following:

•Directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our stockholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. We endeavor to have a board representing experience in areas that are relevant to our business activities.
•Directors must be willing to devote sufficient time to carrying out their duties and responsibilities efficiently, and should be committed to serve on the board for an extended period of time. Directors should offer their resignation in the event of any significant change in their personal circumstances, including a change in their principal job responsibilities, which would reasonably be expected to adversely affect his or her ability to perform the duties of a director.
•A director should disclose the director’s consideration of new directorships with other organizations so that the board can consider and express its views regarding the impact on the director’s service to us. The nominating and governance committee and the board will consider service on other boards in considering potential candidates for nomination to stand for election or re-election to our board. Current positions held by directors may be maintained unless the board determines that doing so would impair the director’s service to our board.

Any stockholder may nominate a person for election as a director at a meeting of stockholders at which the nominating stockholder is entitled to vote by following certain procedures. These procedures generally require that certain written information about the nominee and nominating stockholder be delivered or mailed and received at our principal executive offices, to the attention of our corporate secretary, not less than 120 calendar days in advance of the date of the annual meeting.

In addition, the nominating and governance committee will consider for inclusion in the board’s annual slate of director nominees, candidates recommended by significant, long-term stockholders. A significant long-term stockholder is a stockholder, or group of stockholders, that beneficially owned more than five percent of our voting stock for at least two years as of the date the recommendation was made, and at the record date for the stockholder meeting. In order for such a nominee to be considered for inclusion with the board’s slate, the nominating stockholder shall submit a timely nomination notice in accordance with the procedures above. The nominating stockholder should expressly indicate in the notice that such stockholder desires that the board and nominating and governance committee consider the stockholder’s nominee for inclusion with the board’s slate of nominees for the meeting. The nominating stockholder and stockholder’s nominee should undertake to provide, or consent to our obtaining, all other information the board and nominating and governance committee request in connection with their evaluation of the nominee.

A stockholder nominee submitted for inclusion in the board’s slate of nominees should meet the criteria for a director described above. In addition, in evaluating stockholder nominees for inclusion in the board’s slate of nominees, the board and nominating and governance committee may consider all information relevant, in their business judgment, to the decision of whether to nominate a particular candidate for a particular board seat, taking into account the then-current composition of our board. The nominating and governance committee would expect to use the same procedures to evaluate nominees for director whether recommended by a stockholder or recommended by another source. To date, we have not received any board nominee recommendations from stockholders.

Our board has determined that we are benefited by having a relatively small board with directors with substantial relevant industry experience. The board does not anticipate any imminent changes to the composition of the board, but expects the nominating and governance committee to consider diversity as well as relevant industry experience in identifying nominees for director in the future.

The nominating and governance committee continues to evaluate its policies and procedures regarding stockholder nominations in light of changing industry practices and regulation. The policies and procedures described above are subject to change.
Compensation Committee Interlocks and Insider Participation

No member of our compensation committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our board of directors or compensation committee.
Stockholder Proxy Access
We believe our By-laws balance proxy access provisions which are consistent with public companies which have adopted proxy access and our board governance structure and particular circumstances. We believe these provisions provide meaningful, effective and accessible proxy access rights to our stockholders, and balance those benefits against the risk of misuse or abuse by stockholders with special interests that are not shared by all or a significant percentage of our stockholders. Our proxy access provisions permit a stockholder, or a group of stockholders (an unlimited number), owning five percent or more of the Company’s stock for at least three years to nominate and include in the Company’s proxy materials for an annual meeting of stockholders up to 20 percent of the board (or if such amount is not a whole number, the next lower whole number, but not less than one director) if such nominating stockholders and nominee satisfy the requirements set forth in our By-laws.

Meetings of our Board of Directors

Our board of directors met four times during the 2023 year. Each of our incumbent directors attended 100 percent of the total of all board and committee meetings he or she was entitled to attend during the 2023 year.

It is our policy to encourage board members to attend each annual meeting of stockholders so that the board is adequately represented. As our annual meeting of stockholders is not held coincident with any board meeting so as not to distract from the business of the board, two of the members of our board of directors attended our annual stockholders’ meeting in 2023.

Independent members of our board may be contacted by letter directed to the named member in care of Allegiant Travel Company, Corporate Secretary, 1201 N. Town Center Drive, Las Vegas, Nevada 89144. The sealed envelope will be sent on to the addressee by our corporate secretary.
Board Leadership Structure

We believe our chief executive officer, Maurice Gallagher, Jr., has been well suited to serve as chairman of the board, as he is our second largest stockholder and he has led the development and implementation of our business strategy since he acquired a majority interest in the Company in 2001. As chairman, Mr. Gallagher has provided clear direction for both the operations of our Company and board deliberations, and as a result of his stock ownership position, his interests are fully aligned with those of our stockholders.
Our board has established the role of lead independent director. Ponder Harrison currently serves as lead independent director. The lead director’s responsibilities are to: (a) preside at and establish the agenda for executive sessions of the non-management directors and any other meetings of non-management directors; (b) communicate feedback to the chairman following executive sessions; (c) preside at all meetings where the chairman is not present or where the chairman could be perceived as having a conflict of interest; (d) consult with the chairman concerning board meeting agendas; (e) serve as liaison between the chairman and non-management directors as appropriate; (f) call meetings of the non-management directors, if appropriate; and (g) perform such other duties as may be delegated to him or her by the chairman, the full board or the independent directors.
The board conducts a self-assessment process each year and seeks to address any issues identified in the process.
The independent directors meet outside the presence of the executive officers on the board on a quarterly basis. Further, it is important to note that all of our directors are elected annually, the board receives updates on our operating strategies from the chief executive officer and other members of senior management at each quarterly board meeting, and financial information is provided to directors on a monthly basis. The board believes all of the foregoing factors provide an appropriate balance between effective and efficient Company leadership and sufficient oversight by non-management directors.

Risk Oversight

While risk management is the primary responsibility of our management team, our board of directors is regularly involved in the oversight of the most material risks faced by us and monitors areas of risk as a routine board agenda item. Of the seven members on the board, six are independent directors, and five of these have extensive experience in managing companies in the travel industry, having each served more than ten years in executive or finance positions with airlines. Bringing this exceptional depth of experience, the board is involved in all critical decisions regarding strategic direction, choice of aircraft, significant aircraft purchase transactions, finance transactions, the development of a hotel resort, application of cash to stock repurchases or payment of dividends, fuel hedging opportunities, any merger and acquisition opportunities, and any other material Company decisions outside of the ordinary course of our operations.

One area of risk oversight relates to our operations and the maintenance and safety of our aircraft. In this regard, our senior operations personnel make a presentation to the board at each quarterly board meeting. The airline experience of our board allows it to meaningfully participate in the oversight of this risk area. In addition, the full board oversees cybersecurity and ESG risks as management reports to the board on these subjects at each regular board meeting.

Our board committees, which are comprised solely of independent directors, also participate in risk oversight.

The audit committee oversees risks related to our financial reporting and internal controls with quarterly meetings, including private sessions with our outside auditing firm, our internal audit personnel, and management responsible for financial accounting. Audit committee approval is also required for any related party transactions.

Our board, and the compensation committee in particular, manages the risk inherent to our compensation programs. Our board believes the risk associated with our compensation programs has been reduced to a large extent as management’s interests are aligned with those of our stockholders since the value of stock grants is based on the stock price, there is a cash bonus potential for three of our named executive officers under their employment agreements but based on meaningful stock price appreciation and the vesting schedule associated with stock grants incentivizes long-term growth rather than short-term risk taking. In addition, the majority of executive compensation is paid through equity grants under which the value depends on the value of our stock. Further, our stockholders have not suffered any dilution from equity grants as the number of shares repurchased by us under stock repurchase plans over the years has exceeded the number of shares subject to equity grants.

Even when the oversight of a specific area of risk has been delegated to a committee, the full board may maintain oversight over such risks through regular reports from the committee or management to the full board.

Environmental, Social Responsibility and Governance Practices

During 2023, we issued our second annual environmental, social, and governance sustainability report, which can be found at ir.allegiantair.com. Information contained in the sustainability report is not incorporated by reference into, and does not constitute a part of, this proxy statement. This report outlines our disclosures pertaining to material topics identified by key stakeholders. Material topics were identified through a materiality assessment. This assessment considered benchmarked material ESG topics across our industry, the Global Reporting Initiative (GRI) and Sustainability Accounting Standards Board (SASB) frameworks, third-party rating and ranking methodologies, as well as responses from more than 400 stakeholders including customers, employees, suppliers, shareholders and community partners. Based on survey and interview results, we identified the following topics as material to Allegiant:

–Environmental: Emissions, Energy, Waste and Hazardous Materials
–Social: Product Quality and Safety, Accident and Safety Management, Human Rights, Benefits and Work-Life Balance, Non-Discrimination, Employee Health and Safety, Employment, Diversity, Equity and Inclusion, Employee Training and Development, Labor Management, Local Job Creation
–Governance: Business Ethics and Integrity, Anti-Corruption, Competitive Behavior, Data Security, Customer Privacy

These material topics will guide the development of our future ESG targets and annual ESG reports.

Environment

Recognizing the impact that aviation has on the environment, we are integrating sustainability practices into our operations, with active oversight from the nominating and governance committee of the board. Over the past year, we have prioritized transparent reporting and establishing a decarbonization roadmap.

Transparent reporting

Understanding the broad range of our stakeholders, we are continually monitoring trends, standards, and practices to ensure our operations align with evolving expectations, transparency requirements, and contribute positively to our communities and the environment. For this reason, we contracted with KPMG LLP to assess our emissions reporting standards and procedures in 2023. Additionally, we have expanded our scope to include the reporting of upstream jet fuel emissions.

This year, we are also working on employing new tools that will help us more efficiently and transparently monitor our environmental performance; this includes emissions modeling to meet regulatory requirements, such as CORSIA or the SEC, and increasing our ESG index and reporting indicators. By 2025, to meet the SEC requirements, we aim to have employed the appropriate tools to initiate TCFD- and SASB-aligned reporting, and to have conducted climate-risk assessments.

Decarbonization Strategy

We published an industry-aligned 2030 environmental target, as pledged in our inaugural ESG report. Recognizing the need to ensure long-term viability and resilience against climate-related risks, our board established and approved a 10% carbon intensity reduction target on a revenue per ton kilometer basis by 2030 against a 2023 baseline. Our board receives quarterly updates on the airline’s sustainability strategy. Our 2022 Environmental, Social, and Governance report outlines key strategies for achieving our 2030 target.

Allegiant’s long-term fleet strategy presents a significant opportunity to reduce emissions while supporting profitable business growth. We have contracted to purchase 50 newly manufactured Boeing 737 MAX aircraft which are expected to burn up to 20% less fuel on a per passenger basis compared to our existing used Airbus fleet. This is expected to generate measurable cost savings through operational efficiency and diversify our aircraft portfolio.

Sustainable Aviation Fuel (SAF) is a viable strategy to enhance our long-term operational resilience. According to our internal emissions reduction modeling, we currently plan to include SAF in our operations in the latter half of the decade.

We are committed to ensuring long-term value creation and mitigating risk by initiating progress towards a sustainable procurement policy and optimizing our energy efficiency programs.

A full review of our environmental strategy can be found within our 2022 Environmental, Social, and Governance report.

Social

Allegiant team members are at the heart of our growing business, enabling us to effectively serve our customers on nonstop routes in over 120 cities. Our relationships with communities allow us to establish deep roots while increasing our ability to deliver high-value, low-cost experiences. We seek to offer a diverse, equitable and inclusive workplace that respects our team members' well-being and professional development.

Our Environmental, Social, and Governance report outlines Allegiant’s efforts surrounding employee well-being, diversity, equity, and inclusion, community outreach, employee training, passenger and employee health and safety, accident and incident mitigation, and human rights. We included transparency around employee demographics, such as age, gender, training, and diversity.

Governance

Implicit in our working philosophy is the importance of sound corporate governance. This starts at the top with our board of directors and is evident throughout our management team, team members and suppliers. Our board of directors sets high standards for our team members, officers and directors. In governing Allegiant, our independent board members serve on three committees that define their responsibilities: audit, compensation and nominating and governance. Directors serving on the board’s nominating and governance committee oversee and review our ESG-related risks and goals, including establishing and monitoring ESG metrics, targets and disclosures.
Code of Ethics

We have adopted a Corporate Code of Conduct and Ethics (the "Code of Ethics") that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as well as to other directors, officers and employees of ours. Our Code of Ethics includes provisions regarding our work environment and human rights, reemphasizing our commitments to diversity, inclusion, non-discrimination and anti-harassment. The Code of Ethics is posted on our website (www.allegiant.com) and is available in print free of charge to any stockholder who requests a copy. Interested parties may address a written request for a printed copy of the Code of Ethics to our senior counsel: Robert B. Goldberg, 1201 N. Town Center Drive, Las Vegas, Nevada 89144. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Code of Ethics for our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions by posting such information on our website.

Director Compensation

The members of our board of directors receive an annual cash retainer of $20,000 per year plus an additional $5,000 for each meeting attended and will also be reimbursed for their out-of-pocket expenses.

In October 2022, we granted each outside director 10,000 shares of restricted stock to serve as their stock-based compensation for the next five years of board service – that is, subject to vesting over the five-year period with any unvested stock to be forfeited if board service does not continue for the entire five-year period for any reason. This effectively represents a grant of 2,000 shares of restricted stock for each year of board service.

The following table illustrates the compensation earned or paid to our non-management directors during 2023:

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)	Total
Montie Brewer	$40,000	$—	$40,000
Gary Ellmer	40,000	—	40,000
Ponder Harrison	40,000	—	40,000
Linda A. Marvin	40,000	—	40,000
Charles W. Pollard	40,000	—	40,000
Sandra D. Morgan	40,000	—	40,000

(1)Excludes expense reimbursements. We reimburse our directors for expenses incurred in attending board meetings.
(2)As described in Director Compensation above, no stock awards were granted to directors in 2023 since 10,000 shares vesting over five years were granted to each director in 2022.

In 2023, no director received $10,000 or more in aggregate perquisites or other personal benefits, including the value of flight benefits. We do not provide tax gross-up payments to members of our board of directors.

EXECUTIVE OFFICERS

Our executive officers and their respective ages as of April 29, 2024, are as follows:

Name	Age	Position
Maurice J. Gallagher, Jr.	74	Chairman of the Board, Chief Executive Officer
Gregory C. Anderson	42	President
Robert P. Wilson III	54	Executive Vice President, Chief Information Officer
Scott DeAngelo	51	Executive Vice President, Chief Marketing Officer
Robert J. Neal	40	Senior Vice President, Chief Financial Officer
Keny F. Wilper	46	Senior Vice President, Chief Operating Officer
Drew Wells	37	Senior Vice President, Chief Revenue Officer
Micah Richins	55	President of Sunseeker Resorts

Maurice J. Gallagher, Jr. - as a director, biographical information on Mr. Gallagher is located above.

Gregory C. Anderson was promoted to president in August 2022. He served as our chief financial officer from April 2019 until January 2023 and as executive vice president from April 2019 until August 2022. Previously, he served as our principal accounting officer from 2015 until January 2021 and as senior vice president, treasury from 2017 to 2019. He joined us in our accounting department in 2010. Prior to joining the Company, Mr. Anderson worked in corporate accounting for U.S. Airways from May 2009 until January 2010 and worked in public accounting for Ernst & Young prior to joining U.S. Airways. Mr. Anderson is a certified public accountant.

Robert P. Wilson III was promoted to executive vice president and chief information officer in June 2018. He had served as interim chief information officer since January 2018 and as our senior vice president, information systems from February 2017 until December 2017; having previously served as vice president, information systems from 2009 until February 2017. From 1995 until 2009, Mr. Wilson served in various positions for CMS Solutions, Inc., a software development and design firm that concentrated in airline operations, last serving as its vice president of operations. Earlier in his career, Mr. Wilson worked in operational positions at three different airlines.

Scott DeAngelo was promoted to executive vice president and chief marketing officer in January 2020. He joined Allegiant as our senior vice president and chief marketing officer in March 2018. Prior to joining Allegiant, Mr. DeAngelo held progressive roles leading product, pricing and data at Worldpay, a premier provider of payments technology and services, from 2011, last serving as head of product, pricing and data from 2015 to March 2018.

Robert J. Neal was promoted to senior vice president and chief financial officer in January 2023. He served as our senior vice president, corporate finance from February 2021 until January 2023 and served as our vice president, fleet planning and corporate finance from 2016 until February 2021. Mr. Neal has been employed by us in various capacities with ever increasing responsibilities since 2007.

Keny F. Wilper was designated to serve as senior vice president, interim chief operating officer in January 2023 with the "interim" tag being removed in April 2023. He served as our senior vice president - stations and OCC (operations control center) from August 2022 until January 2023, having previously served as a vice president, stations, since 2015. From 2002 until 2015, Mr. Wilper was employed by us in various capacities with ever increasing responsibilities.

Drew Wells was promoted to senior vice president, revenue in February 2021 and was designated chief revenue officer in January 2023. He served as vice president, revenue from March 2018 until February 2021 and as our director of revenue from March 2016 until March 2018. Mr. Wells joined us in 2011 and worked in financial planning and analysis and in fleet planning before moving to the revenue department.

Micah Richins has served as president of Sunseeker Resorts since August 2022 after joining the Company in 2018 as executive vice president, chief operating officer of Sunseeker. Prior to joining Sunseeker Resorts, he worked from 2001 until 2018 for MGM Resorts International with ever increasing responsibilities, last serving in the role of chief commercial officer from 2016 to 2018. Prior to that, he served with MGM Resorts International as senior vice president operations at Luxor Hotel and Casino and as vice president hotel operations at New York, New York Hotel and Casino.

None of our executive officers is related to any other executive officer or to any of our directors. Our executive officers are elected annually by our board of directors and serve until their successors are duly elected and qualified.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The following discussion and analysis of compensation arrangements of our executive officers should be read together with the compensation tables and related disclosures in this report.

Our compensation committee is responsible for establishing and implementing our compensation philosophy. Our compensation committee is appointed by our board of directors. Under the compensation committee charter, our compensation committee has the responsibility for determining compensation for our chief executive officer, for any other executive officer who serves on the board and for any of our other named executive officers from the prior year. Our compensation committee also approves all equity grants under our long-term incentive plan.

Our named executive officers for 2023 were:

Maurice J. Gallagher, Jr.	Chief Executive Officer since September 26, 2023, having served as Executive Chairman earlier in the year
John Redmond	Chief Executive Officer until September 26, 2023
Gregory C. Anderson	President
Robert J. Neal	Senior Vice President, Chief Financial Officer
Robert P. Wilson III	Executive Vice President, Chief Information Officer
Scott DeAngelo	Executive Vice President, Chief Marketing Officer

Executive Summary of 2023 Company Performance

Highlights during the year included:

•Total operating revenue was a Company record of $2.5 billion, up 9.0 percent as compared to 2022, on a total system capacity increase of 1.9 percent.
•Full-year TRASM was 13.38 cents, a record annual TRASM, up 7.0 percent as compared to 2022 on a scheduled service capacity increase of 1.7 percent.
•Average total fare was $142.15, up 5.6 percent compared to 2022, including total average ancillary revenue of $72.90, up 7.6 percent from 2022.
•Recorded highest fixed fee revenue in Company history of $68.5 million.
•Extended the collective bargaining agreement for flight dispatchers through May 2026 and the collective bargaining agreement for maintenance technicians through October 2028.
•Opened Sunseeker Resort at Charlotte Harbor on December 15, 2023.
•Ranked number 3 amongst major US carriers in the Wall Street Journal's "The Best and Worst Airlines of 2023".
•Made great progress to strengthen our system and operations by:
◦Adding more than 1,300 full-time equivalent employees, including approximately 1,000 newly hired Sunseeker Resort team members
◦Investing in various systems implementations upgrading our IT systems.
◦Planning to induct our new Boeing aircraft
•Acquired over 140 thousand new Allegiant co-brand credit card holders during the year, with over 485 thousand active cardholders at year end.
•Received $119.6 million in total co-brand credit card remuneration from Bank of America, up 18 percent from 2022
•Added 2.1 million Allegiant Allways Rewards® members during 2023, with more than 17 million total members at year end, a 13 percent increase over the year-end 2022 number.
•Allegiant co-brand credit card and Allegiant Allways Rewards® were voted as the No. 1 Best Airline Credit Card and No. 2 Best Frequent Flyer Program in USA Today's 10 Best 2023 Loyalty/Rewards Readers' Choice Awards. Allegiant's co-brand credit card was named the best airline co-brand credit card for the fifth consecutive year.
•Published the Company's second annual ESG report, which includes five Company-wide targets, including an emissions intensity reduction goal. We are the only ULCC in the U.S. to have established an emissions intensity reduction target.

Compensation Strategy Discussion

Compensation Policies and Practices

What We Do		What We Don't Do
✓	Almost all of our executive compensation for most of our named executive officers is dependent upon stock price appreciation	X	No significant perquisites or benefits for executives
✓	After expiration of CARES Act (Effective April 1, 2023), most of our named executive officers do not receive base salaries	X	No automatic single trigger equity award acceleration upon a change of control
✓	We ensure management acts and thinks like stockholders through stock ownership guidelines	X	No supplemental executive retirement plan
✓	Cash bonus program for most of our named executive officers is tied purely to stock price performance, reflecting alignment with stockholders	X	No excessive pay quantum for executive officers in terms of cash compensation; conserve cash in favor of long-term equity
✓	A claw back policy for our CEO and our executive officers

We believe we have an exceptional management team, mostly home grown. Our senior leadership team's experience, record of exceptional performance and relatively young ages make them particularly attractive prospects for other airlines or other employers and also uniquely qualified to lead the Company. These factors underscore our concern and desire to create compelling compensation packages that incentivize our executive officers to generate long-term stock appreciation and to remain with us.

We did not gain our record of success by repeating the same strategy and business approaches of other airlines. We have intentionally sought to be different and entrepreneurial, exemplified by our sole focus on leisure passengers, our route structure providing nonstop air service from under-served cities, our less than daily frequency of flights on our routes, our emphasis on air ancillary and third-party revenue and by talking directly with our customers thereby avoiding intermediaries such as the global distribution systems (GDS). We would not have had the success we have had if we merely followed the business plan of other airlines.

Similarly, our executive compensation program has not used the same formulas adopted by other airlines and recommended by their compensation consultants. Our general practice of below market cash base salaries and rewarding performance with cash and stock bonuses has served us well over the years as our performance and home-grown executive leadership have shown. In 2022, we designed a compensation program for our most senior named executive officers (other than our current chief executive officer) and entered into employment agreements with them which we believe are fully in alignment with the interests of our stockholders. As the value of our stock increases, the amount of compensation increases and likewise, any declines in the value of our stock would have the effect of reducing compensation. The employment agreements are described under "Compensation Packages under 2022 Executive Employment Agreements" below. A significant portion is earned only if there is material stock price appreciation.

We find ourselves in a unique situation primarily for two reasons:

1.Industry Leader. As an acknowledged industry leader and innovator, we need compensation packages for our leadership team that are competitive and commensurate with their worth to us and in the market.
2.Restrictions on Compensation. The CARES Act restricted compensation to existing senior personnel for three years from April 2020 until April 1, 2023. Ironically, there were no restrictions on compensation should another company seek to hire our managers thereby making it difficult for us to retain our existing senior leaders.

In 2022, the war in Ukraine began and there were high fuel prices, extraordinary labor shortages and high inflation. This followed the years most impacted by the pandemic, during which we were the first U.S. airline to regain profitability, we completed a very successful stock offering in 2021 and we moved to strengthen the business going forward. With that background, we believed it was particularly important to assure continuity of our executive team to navigate through these difficult and continuing challenges. To that end, we executed employment agreements with our most senior named executive officers (other than our current chief executive officer). Each of these officers agreed to their compensation payable only in stock, a cash bonus potential based solely on significant stock price appreciation and stock options with exercise prices well in excess of the stock price at the time. We believe this approach fully aligns these named executive officers' incentives with those of our stockholders. Under each of these agreements, there is no cash compensation other than cash bonus potential based on material stock price appreciation and each will otherwise only receive Company stock as his compensation.

Compensation to Messrs. Anderson, DeAngelo and Wilson in 2023 consists primarily of multi-year stock grants which relate to a three-year, nine-month period from April 2023 through the end of 2026. To illustrate a more accurate portrayal of the years to which this compensation relates, below is a table allocating the value to the years (2023 – 2026) to which these stock grants relate. The table below is consistent with how the Company records stock compensation expense for these grants and is calculated based on our closing stock price of $90.75 on the April 3, 2023 date of grant.

Expected Compensation by Year

	Gregory C. Anderson	Robert P. Wilson III	Scott DeAngelo
2023*	$2,441,334	$1,606,751	$2,019,022
2024	2,495,648	1,682,687	1,983,183
2025	2,032,800	1,485,305	1,878,078
2026	1,560,719	1,460,326	1,863,324
Total	$8,530,501	$6,235,069	$7,743,607
*2023 numbers exclude cash compensation paid prior to April 2023, 401k matching contributions attributable to that cash compensation, and the value of stock option grants not likely to produce value for these executives.

The stock grants in the above table are intended to be the entire compensation for these named executive officers for the remaining three year, nine month term of their employment agreements other than a possible cash bonus tied to stretch stock price targets substantially higher than prevailing stock prices when the agreements were signed and substantially higher than current stock prices and also stock options with even higher exercise prices than those stock price targets. During the term of the employment agreements for these named executive officers, they will not be eligible for any additional stock grants. The stock grants for these named executive officers are denominated in shares and not in dollar amounts (and consequently, subject to share price performance and down-side risk) and as such, fully align with long-term stockholder value creation.

While we believe these compensation packages are best for us due to the direct alignment of the interests of our named executive officers and our stockholders, our executive officers’ commitment to these agreements underscores their belief in the future prospects of the Company.

Stockholder Engagement

Stockholder engagement is an important component of our corporate governance. We regularly meet with stockholders throughout the year and proactively solicit feedback regarding stockholder priorities. During the fall, we conduct an outreach program giving our larger holders the opportunity to engage with senior leadership on topics including Company performance, executive compensation, long-term strategy, corporate governance practices and sustainability topics. General engagement practices throughout the year are outlined below.

Spring		Summer		Fall		Winter
The Company will file its proxy statement during the Spring, with the annual meeting being held in early summer. Disclosures included within the proxy statement will incorporate applicable feedback received from stockholders during our Fall outreach. Additional outreach will be conducted prior to our annual meeting as necessary.	}	The Company will review feedback received from the annual meeting voting results. Based on results, the Company will begin preparing for the Fall outreach campaign.	}	The Company will conduct a stockholder outreach campaign during the Fall to solicit direct feedback from holders following the annual meeting.	}	The Company will review feedback received during the Fall outreach and present the feedback to the board. Senior leadership and the board will consider changes to governance practices, executive compensation, and sustainability based on the feedback received. Any changes will be incorporated into the upcoming proxy statement.

In addition to the outreach outlined above, our president, chief financial officer, chief revenue officer, and investor relations team meet with investors, attend industry conferences and maintain a high level of engagement throughout the year with the Company’s stockholders and the airline investor community.

At our 2023 annual stockholders’ meeting, our say-on-pay proposal received 57.8% support, which was much lower than the historical level of support in prior years. Our board was disappointed with the results and directed management to pursue comprehensive engagement with our stockholders to understand the troublesome aspects of our 2022 executive compensation program so that we will be better informed to address any continuing stockholder concerns.

In response to the say-on-pay vote last year, we reached out to holders of approximately 60% of our outstanding stock and offered meetings with our management and one or more board representatives. Our management, including our president and chief financial officer, subsequently met with holders of more than 30% of our outstanding stock. Our engagements also included representatives from our investor relations and legal teams. We engaged with each stockholder who accepted our offer to meet. None of these stockholders requested a board member participant in the calls. We once again reiterated our commitment to align our compensation practices with stockholder value and using our discretion only to reward and incentivize operational success.

Areas of concern with respect to the say-on-pay vote focused on a large 2022 cash bonus to our then chief executive officer and the commitment to make multi-year restricted stock grants to four of our named executive officers. We reiterated the special circumstances that led to the cash bonus and reviewed again the exceptional conditions that necessitated the multi-year grants in an attempt to incentivize continued longevity of our management group in a competitive market for executive talent in the post-CARES Act period, given that executive compensation was limited under the CARES Act from April 2020 until April 2023. We also noted that the full grant date value of the multi-year stock grants would appear in the 2023 summary compensation table since granted in April 2023 even though committed to in 2022, disclosed in last year’s proxy statement and to be earned over the three and three-quarters years following the date of grant.

Further, throughout 2023, we continued our robust stockholder engagement process to receive additional stockholder feedback on the issues that matter most to our stockholders. We always value the perspective of our stockholders and believe that stockholder engagement leads to enhanced governance practices. We continued our stockholder engagement by participating in conferences and numerous other investor meetings that are part of our regular and ongoing cadence of stockholder outreach. During the year, our investor relations department along with Company management regularly met with holders of our stock.

Stockholder feedback is communicated directly to our board and helps inform board discussions on a range of important issues. Management and our board remain committed to consistent and substantive stockholder engagement both in connection with the proxy statement and throughout the year and to incorporate stockholder perspectives in our governance and compensation discussions and corporate responsibility issues. Further, we are reporting on our stockholder engagement in this section of our CD&A.

Our stockholders indicated there could be concern if large cash bonuses (absent demonstrable performance) or multi-year stock grants repeated during the term of the current employment agreements with these named executive officers. Management reviewed the stockholder feedback with the board and our compensation committee is committed to avoiding these areas of concern while these employment agreements are in effect. As such, it is important to note that no cash bonuses were paid to any of the named executive officers under employment agreements in 2023 nor was any further stock or other compensation awarded to any of these named executive officers in excess of what is provided in the employment agreements in this CD&A and in last year’s proxy statement. In addition, upon his resignation, John Redmond, our former chief executive officer, forfeited approximately 87% of the unvested stock grants under his 2022 employment agreement. In 2023, Mr. Redmond only earned a pro rata portion of the stock grant based on the period of his employment and no other severance was paid to him.

The stockholders who engaged with us used the opportunity to inquire about business issues of interest and we updated them on a broad array of topics of interest in addition to addressing executive compensation. The stockholders who participated in meetings indicated that they appreciated the outreach.

2023 Executive Compensation

2023 Executive Compensation Program & Decisions

Compensation Element	Strategic and Financial Alignment
No base cash compensation for most named executive officers	•As Allegiant exited the CARES Act restrictions, effective April 1, 2023, most of our named executive officers will only receive compensation based on Company stock-derived formats.

100% of cash bonus program for these officers based on stock price appreciation targets	•Cash bonus is calculated solely based on achieving stock price performance targets, based on a certain number of shares for each calendar year.
•Cash bonus is equal to number of shares for each year multiplied by stock price target met for such year, with target prices between $170 and $295 per share requiring significant stock price appreciation of from 144% to 251% based on the stock price at the time.

Front-loaded, retention-focused restricted stock grants to these executive officers	•Most of our named executive officers received equity grants in the form of restricted stock in April, 2023. These restricted stock grants are designed to vest over the length of the employment agreement and are aimed to retain and motivate our executives to deliver stockholder value creation over the time period. No other stock grants are to be made to these executives during the term of these employment agreements.

Stock grants for these officers denominated in number of shares and not dollar amounts	•Executives are fully at risk to reductions in stock price to assure alignment between these executives’ compensation and creation of Company value.

Compensation provided to founder after transition	•Mr. Gallagher has returned to full-time duties as CEO. He was compensated at below-market levels for 2023 duties, with a $750,000 base salary per year and $750,000 bonus paid in February 2024 for services during 2023.

Our founder Maurice Gallagher, Jr. served as chief executive officer until June 1, 2022 and as executive chairman from June 2022 until September 26, 2023, when he resumed the duties of chief executive officer when John Redmond resigned. There is no employment agreement in place for Mr. Gallagher. For 2023, the compensation committee determined to pay him a base salary of $750,000 per year beginning in October 2023 and a cash bonus of $750,000 for his efforts as executive chairman and chief executive officer during the year.

Mr. Redmond served as chief executive officer from June 2022 until his resignation on September 26, 2023. Although the Summary Compensation Table shows a 2023 stock grant of $8,908,655 and stock option grants with a value of $1,214,550 (in 2022), he later forfeited approximately 87% of the stock grant and all of the outstanding stock options were forfeited. In accordance with the terms of his employment agreement and separation agreement, Mr. Redmond became vested only in a pro rata portion of the restricted stock grant through the date of his resignation. No other stock grants were accelerated upon his departure.

Our compensation decisions for our other named executive officers under employment contracts for 2023 did not require any discretion as the compensation was preestablished in their employment agreements signed in 2022. See discussion under "Compensation Packages under 2022 Executive Employment Agreements" below. Through March 2023, the compensation for these named executive officers was established to match 2019 total compensation for them to assure compliance with the executive compensation limits to which we agreed by accepting payroll support from the U.S. Treasury under the CARES Act and subsequent legislation. See "Payroll Support Program Limits on Executive Compensation" below.

Robert Neal was promoted to chief financial officer in January 2023. His 2023 compensation included a base salary, participation in the Company’s annual bonus plan and restricted stock grants approved by the compensation committee.

Compensation Packages under 2022 Executive Employment Agreements

Our Compensation Philosophy
At Allegiant, our executive compensation philosophy reflects the unique and entrepreneurial nature of our business strategy
✓	We designed our plans to not be a carbon copy of other airline companies which often base compensation decisions on compensation consultants' input.
✓	We have a special structure in place for three of our most highly paid named executive officers with an overwhelming majority of pay tied to share price appreciation.
✓	Cash bonus and stock option compensation for these three named executive officers are based on employment agreements and reflect high stock price hurdles which must be met to provide rewards.

Gregory Anderson, Scott Sheldon (our former president and chief operating officer), Robert Wilson and Scott DeAngelo signed new employment agreements as of August 1, 2022, but with the new compensation schedule going into effect as of April 1, 2023, after the expiration of the CARES Act restrictions. The agreements for Messrs. Anderson, Wilson and DeAngelo are described below. Mr. Sheldon resigned from the Company effective as of April 1, 2023.

Under the 2022 employment agreement with Mr. Anderson, he began to serve as a president of the Company effective as of August 1, 2022 (in addition to his then current duties as chief financial officer). The employment agreement has a term of four years and five months beginning on August 1, 2022 and expiring on December 31, 2026. Under the employment agreement, Mr. Anderson’s compensation for the period through March 31, 2023 remained the same as under his previous employment agreement with a cash base salary and equity grant intended to match his 2019 compensation to remain compliant with the restrictions on executive compensation imposed by the CARES Act and subsequent government payroll support programs. Consistent with his previous employment agreement, Mr. Anderson received a grant of 10,000 shares of restricted stock upon the expiration of the CARES Act restrictions in April 2023. Effective as of April 1, 2023, Mr. Anderson does not receive any cash base salary, does not participate in our annual cash bonus plan and does not receive any other stock grants during the term of the agreement. Under the employment agreement and related equity grant agreements, the sole compensation to Mr. Anderson (with possible exceptions based on substantial stock price appreciation) consisted of equity grants of 84,000 shares of restricted stock in April 2023 plus an additional 13,000 shares of restricted stock that was granted in January 2024. The restricted stock will vest over the term of the agreement, subject to acceleration upon death, disability, termination of employment without cause or upon a resignation with good reason.

Mr. Anderson will be eligible to receive a cash bonus based on stock price performance and based on a certain number of shares for each calendar year. The numbers of shares on which the cash bonus will be based are 6,000 shares for 2023, 7,000 for 2024, 8,000 for 2025 and 9,000 for 2026. The cash bonus would be equal to the number of shares for each year multiplied by the stock price target met for such year with a percentage (75%, 50% or 25%) to be paid if the average stock price exceeds the target price less $10, $20 or $30, respectively.

The 2022 employment agreements with Mr. DeAngelo and Mr. Wilson mirror the agreement for Mr. Anderson except that the number of shares of stock on which the possible cash bonus is based and the number of stock options granted may differ. The value of these stock grants and stock options are included in the Summary Compensation Table below.

These compensation packages were designed to offer compelling compensation opportunities (subject to continued employment) to incentivize long-term stock price appreciation and the retention of these named executive officers.

It is important to note that the committed stock grants for our named executive officers are set in numbers of shares (and not in dollar amounts), which means these named executive officers are fully at risk to reductions in our stock price. Our compensation committee concluded it would be in our stockholders’ interests to establish a fixed number of shares as opposed to a fixed dollar amount to assure alignment between our executives’ compensation and the creation of additional Company value.

Challenging Stock Price Targets

The full stock price targets for purposes of the cash bonus are $170 for 2023, $210 for 2024, $255 for 2025 and $295 for 2026. These targets were from 144% to 251% of our stock price as of August 1, 2022, when this agreement was signed. As a result, partial cash bonuses can be earned only if our average stock price exceeds $140 in 2023, $180 in 2024, $225 in 2025 and $265 in 2026, in each case, material stock price appreciation over our stock price at the time the agreement was entered into. In determining eligibility for the cash bonuses, the stock price attained would be the average closing price of our stock over any 20 consecutive trading day period during the last six months of each year. As the required stock price was not met in 2023, no cash bonus was payable for 2023.

Stock Options at Challenging Exercise Prices

As of April 3, 2023 (for the options exercisable in 2023) and January 1, 2024 (for the options exercisable in 2024, 2025 and 2026), Mr. Anderson also received stock options to purchase a total of 30,000 shares, with the total broken down into a certain number of shares for each calendar year and exercisable only during such calendar year. The number of shares and exercise prices for these options are 6,000 shares at $170 per share for 2023 (which expired unexercised), 7,000 shares at $210 per share for 2024, 8,000 shares at $255 per share for 2025 and 9,000 shares at $295 per share for 2026.

No Other Compensation

There will be no cash base salary and no further stock grants for these named executive officers under these employment agreements through the end of 2026. Under these employment agreements, each of these named executive officers may be entitled to a discretionary cash bonus as determined by the compensation committee for extraordinary efforts. No discretionary bonuses were granted to these named executive officers for 2023.

Payroll Support Program Limits on Executive Compensation

As a condition of our receipt of funding support under the CARES Act and other payroll support programs in 2020 and 2021, we were subject to total compensation limits for any consecutive 12-month period during the period ending on April 1, 2023 (the “limitation period”). One of these limitations applied to employees with total 2019 compensation (generally calculated in accordance with the SEC’s rules governing the total compensation included in the Summary Compensation Table) greater than $425,000. In those cases, the total compensation during the limitation period could not exceed the total compensation reflected for the 2019 year.

As a result of these restrictions and to conserve cash during the pandemic, we discontinued cash bonuses for our executive officers during 2020, 2021 and 2022 (other than Mr. Gallagher and Mr. Redmond who received cash bonuses for 2022) and issued these other executive officers stock grants and paid base salaries, with total compensation during the limitation period equal to their 2019 compensation. Without making these guarantees to these executive officers, we were concerned we would risk losing our management teams to other companies who would not be restricted in what they could offer.

General Discussion

Consistent with our approach to be different from others in our industry, four of our senior-most executives during 2023 served without a base salary for most of the year. As such, the interests of these executive officers are totally aligned with the interests of our stockholders.

The compensation philosophy employed by the Company has been implemented by us without use of any outside compensation consultants.

Our stockholders approved our executive pay policies at our 2023 stockholders meeting with a 58 percent vote. In light of this disappointing level of support, we reached out to our larger stockholders. See “Stockholder Engagement” above for a discussion of these meetings and the impact on executive compensation.

Senior management makes recommendations to the compensation committee with respect to the total amount of cash bonuses to be paid, the allocation of the cash bonus pool among officers and employee groups and granting of stock-based awards to management personnel. In 2024, Company-wide cash bonuses will depend on Company profitability, airline-only operating margin and controllable completion. The compensation committee typically asks our chairman of the board and chief executive officer Mr. Gallagher to participate in its deliberations concerning approval of cash bonuses payable and stock awards granted. The compensation committee members consider the recommendations from management, and also draw on the committee members' and our chairman's substantial experience in managing companies, in approving bonus levels and stock-based awards.

Compensation Components

Compensation has historically been broken out into the following components:

Base Salary. Effective October 1, 2023, Mr. Gallagher is receiving a base salary of $750,000 a year, which we believe is a modest amount for someone with his credentials. Effective as of April 1, 2023, none of our other named executive officers with employment agreements receives any base salary. The base salaries received by these named executive officers prior to April 1, 2023 were part of the total compensation package that was limited to 2019 levels as a result of the CARES Act. Consistent with our low-cost strategy, the base salary level for Mr. Neal as chief financial officer was less than 50 percent of the average base salary for the chief financial officers at the other public domestic airlines based on their published 2022 information.

Annual Incentive Bonus Program. We structure our annual bonus compensation program to reward named executive officers, other management employees (our vice presidents, director level employees and managers) and other employees for our successful performance, and each individual's contribution to that performance.

The compensation committee determined to award a $750,000 cash bonus to Mr. Gallagher for 2023 as described above. No cash bonuses were paid in 2023 to those other named executive officers under employment contracts, nor will they participate in the annual cash bonus plan under the employment agreements signed in 2022. Mr. Neal was awarded a cash bonus as disclosed in the Summary Compensation Table.

Long-Term Incentive Program. We believe long-term performance is achieved through an equity ownership culture that encourages long-term performance by our executive officers. Our current chief executive officer maintains a substantial equity stake in our Company and is one of our largest stockholders. He did not receive any stock grant for 2023. Our other named executive officers received stock grants in 2023.

As equity grants have been made to our executive officers each year, the vesting schedule serves as incentive to remain with the Company because employment must continue from year to year to achieve additional vesting for equity grants. The vesting schedules for the multi-year grants to these executive officers under employment agreements signed in 2022 (as described above) serve the same purpose. Vesting of stock grants to all of our named executive officers generally occur over a three-year period or longer.

Our 2022 Long-Term Incentive Plan generally precludes vesting of performance-based awards beyond pro-rata or actual performance in the event of a change in control.

The use of stock grants and equity-based cash bonuses as the primary compensation of our named executive officers under employment agreements is intended to foster a culture of performance, in the opinion of the compensation committee and the board, and is intended to incentivize long-term stock price appreciation and the retention of these named executive officers.

Risk Mitigation Policies. Our board has approved the following compensation risk mitigation policies:

1.Minimum security ownership of management - to assure proper alignment of the interests of management and those of our stockholders, our board has established minimum stock ownership guidelines for our named executive officers in an amount equal to three times base salary for our chief executive officer and two times base salary for our other named executive officers.

2.Clawback policy - our Policy Relating to Recovery of Erroneously Awarded Compensation applies to our executive officers. The policy provides that the Company will recover from executive officers in the event the Company is required to prepare an accounting restatement due to the material noncompliance of the Company with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements, or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period.
3.Long-Term Incentive Plan - our 2022 long-term incentive plan includes the following risk mitigation provisions:

a.Minimum vesting requirements - equity grants must have a minimum one-year vesting requirement except that up to five percent of the shares available under the plan may be exempt from this requirement in the discretion of our board

b.Repricing of options is prohibited - we have never repriced any options or stock appreciation rights

c.Option and stock appreciation right pricing - the exercise price for options or stock appreciation rights will not be less than the closing price of our stock on the date of grant

d.Granting of performance-based awards - the holder will be entitled to pro-rated vesting on a change in control or vesting based on actual performance to the date of change in control unless the award agreement provides otherwise. Our compensation committee retains discretion as to acceleration of vesting of time-based awards.

e.Holding period for shares after vesting of shares for chief executive officer – Our chief executive officer will not be able to sell or otherwise transfer shares vesting within the 12-month period following vesting, subject to an exception after a termination of employment under certain circumstances.

4.Limit on Cash Severance Payments – In 2022, our compensation committee approved a policy under which cash severance payments would be limited to three times base salary and prior year cash bonus without stockholder approval.

Other Compensation. Our officers participate in employee benefits generally available to our full-time employees. We have no current plans to make changes to the levels of benefits and perquisites provided for our named executive officers.

401(k) Plan. We maintain a 401(k) retirement plan that qualifies as a defined contribution plan under Internal Revenue Code section 401(a) and includes a cash or deferred arrangement that qualifies under Code Section 401(k). The plan was established and is maintained for the exclusive benefit of our eligible employees and their beneficiaries. We make matching contributions for active participants equal to 100 percent of their permitted contributions, up to a maximum of three percent of the participant's annual salary plus 50 percent of their contributions between three percent and five percent of their annual salary. Enhanced matching contributions apply to our pilots and flight attendants under our collective bargaining agreements. Eligible employees are immediately 100 percent vested in their individual contributions and “safe harbor” matching contributions. Neither Mr. Gallagher nor Mr. Redmond has participated in the 401(k) plan.

Employee Stock Purchase Plan. The Allegiant Travel Company 2014 Employee Stock Purchase Plan or "ESPP" is intended to meet the requirements of an "employee stock purchase plan," as defined in Section 423 of the Internal Revenue Code. The purpose of the ESPP is to provide eligible employees of our Company with the opportunity to acquire an equity interest in the Company through participation in a payroll deduction-based employee stock purchase plan that is tax qualified under Code Section 423. Under the ESPP, our employees have an opportunity to acquire our common stock at a specified discount (currently a 15 percent discount) from the fair market value as permitted by Code Section 423. The compensation committee views the implementation of the ESPP as a positive for stockholders, as it more closely aligns the interests of our employees with the interests of our stockholders. Neither Mr. Gallagher nor Mr. Redmond has participated in the ESPP.

Compensation Risk. The compensation committee has determined that our compensation programs do not pose significant risk to our Company as management’s interests are aligned with those of our stockholders. All employees (other than our chief executive officer and those named executive officers under employment agreements) are eligible to participate in the cash bonus program such that employees in any group or function are not included to the exclusion of employees in any other group or function. Further, the cash bonus pool depends on airline profitability such that rewards are based on the common goal of profitability. While the cash bonus program encourages short-term profitability, equity-based grants to management employees under the long-term incentive plan encourage long-term success, further reducing compensation risk.

Determination of Equity-Based Award Grant Dates. The compensation committee has the discretion to determine the timing and amount of any equity-based awards. Almost all of the awards in recent years have been in the form of restricted stock. Restricted stock grants are awarded at least two days before pricing based on current market value and are not issued in advance of disclosure of material non-public information. Stock options have been granted under employment agreements with named executive officers at stock prices well above current prices and these employment agreements were not entered into in anticipation of the disclosure of material non-public information other than disclosure of the employment agreements in a current report on Form 8-K.

Current Frequency of Stockholder Advisory Votes on the Compensation of Our Named Executive Officers. Our board of directors has determined to include a stockholder advisory vote on the compensation of our named executive officers in our proxy materials every year. An annual vote was established in response to the outcome of the “say on pay frequency” advisory vote at the 2017 stockholders’ meeting and has continued annually since then. A say-on-pay frequency vote was held at our 2023 stockholders’ meeting at which approximately 72 percent of our stockholders voting on the issue voted in favor of annual votes.

An advisory vote on "say on pay" for our named executive officers will occur at every annual meeting of stockholders. A "say on pay frequency" vote is next scheduled for our 2029 annual stockholders' meeting.

Compensation of Named Executive Officers and Other Information

The following table shows the cash compensation paid by us, as well as certain other compensation paid or accrued, during the fiscal years ended December 31, 2021 through 2023 to our named executive officers. The table does not include a column for change in pension value or non-qualified deferred compensation earnings as none of the named executive officers received any such compensation in the years disclosed.

The stock awards column reflects the full value of multi-year stock grants for the applicable named executive officers, which are intended to serve as their entire compensation through the end of 2026 with certain exceptions based on stretch stock price performance. For further context, see the Expected Compensation by Year table on page 21.

SUMMARY COMPENSATION TABLE

Name and Principal Position During 2023	Year	Salary	Bonus (1)	Stock Awards (2)		Option Awards (3)		All Other Compensation (4)	Total
Maurice J. Gallagher, Jr. (5)	2023	$187,500	$750,000	$—		$—		$—	$937,500
Executive Chairman,	2022	—	3,000,000	—		—		—	3,000,000
Chief Executive Officer	2021	—	—	—		—		—	—

John Redmond (6)	2023	—	—	8,908,655	(7)	—		—	8,908,655
Chief Executive Officer	2022	—	3,500,000	3,835,401		1,214,550	(8)	—	8,549,951
	2021	—	—	—		—		—	—

Gregory C. Anderson	2023	65,000	3,872	8,530,500	(9)	17,220	(10)	7,150	8,623,742
President	2022	260,000	—	1,974,906		—		10,400	2,245,306
	2021	260,000	—	1,947,605		—		10,400	2,218,005

Scott DeAngelo	2023	119,144	7,091	7,743,607	(9)	53,130	(10)	—	7,922,972
Executive Vice President,	2022	260,000	—	909,900		—		—	1,169,900
Chief Marketing Officer	2021	219,000	—	899,991		—		7,665	1,126,656

Robert P. Wilson III	2023	74,000	4,408	6,235,070	(9)	198,260	(10)	10,360	6,522,098
Executive Vice President,	2022	260,000	—	1,084,934		—		10,400	1,355,334
Chief Information Officer	2021	251,000	—	1,064,944		—		10,040	1,325,984

Robert J. Neal (11)	2023	235,000	600,000	963,634		—		13,200	1,811,834
Senior Vice President,
Chief Financial Officer

(1)Cash bonuses under our discretionary incentive bonus plan are reported in the year to which they relate, and are paid no later than the end of the first quarter of the following year. No cash bonuses were paid to any named executive officer in 2021.
(2)The dollar amounts in this column represent the grant date fair value of restricted stock awards granted, as calculated in accordance with stock-based compensation accounting standards. The fair value of each of these awards is based on the closing share price of our stock on the grant date. In most cases, the restricted stock vests over a period of three years.
(3)In accordance with SEC rules, the dollar amounts in this column represent the grant date fair value of options granted, as calculated in accordance with stock-based accounting standards.
(4)All Other Compensation consists of our matching contributions under the 401(k) plan for all officers participating in the plan. No amount is included in this column for the value of perquisites and personal benefits, including flight benefits, as these benefits did not exceed $10,000 for any executive officer.
(5)During 2023, Mr. Gallagher served as executive chairman until September 26, 2023, when he resumed the role of chief executive officer.
(6)During 2023, Mr. Redmond served as chief executive officer until his resignation on September 26, 2023.

(7)The stock grant to Mr. Redmond was to be earned over the remaining term of his employment agreement from April 2023 until December 2025, but with his resignation in September 2023, Mr. Redmond forfeited all but $955,472 of the value of this stock grant. No other severance was paid to Mr. Redmond.
(8)Mr. Redmond received no value from these stock options as all of the stock options granted to Mr. Redmond either expired unexercised or were forfeited upon his resignation in September 2023.
(9)Each of Messrs. Anderson, DeAngelo and Wilson entered into a new employment agreement in August 2022 under which each will continue to serve as an executive officer of the Company through the end of 2026. A multi-year grant of restricted stock was issued to each of them in April 2023 which is intended to be their entire compensation for the remaining three-year, nine-month term of these employment agreements other than a possible cash bonus tied to stretch stock price targets substantially higher than prevailing stock prices when the agreements were signed and now and also stock options with even higher exercise prices than those stock price targets. The full grant date value is reflected in the summary compensation table for 2023 in accordance with SEC rules but is earned over the remaining term of these employment agreements. See the Expected Compensation by Year table on page 21 for an illustration of how the Company will record the stock-based compensation for these grants in each year from the date of grant in 2023 through 2026.
(10)The first tranche of these stock options, which represented 100 percent of the stock option value for Mr. Anderson, 32 percent of the stock option value for Mr. DeAngelo and seven percent of the stock option value for Mr. Wilson, expired unexercised at the end of 2023 as the options were never in the money.
(11)Mr. Neal was promoted to chief financial officer in January 2023 and became an executive officer at that time. Compensation prior to 2023 is not shown for Mr. Neal as he did not serve as an executive officer during that period.

Grants of Plan-Based Awards

The following table describes grants of plan-based awards to our named executive officers during 2023:

Name	Grant Date	Stock awards: number of shares of stock (#)		Option awards: number of securities underlying options (#)		Exercise price of Option Awards($/sh)	Grant date fair value of stock and option awards ($)(1)
Maurice Gallagher Jr.	—	—
John Redmond	4/3/2023	98,167	(2)				$8,908,655
Gregory Anderson	4/3/2023	94,000	(4)				$8,530,500	(4)
	4/3/2023			6,000	(3)	$170.00	$17,220
Scott DeAngelo	4/3/2023	85,329	(4)				$7,743,607	(4)
	4/3/2023			6,000	(3)	$170.00	$17,220
	4/3/2023			7,000	(3)	$210.00	$35,910
Robert Wilson	4/3/2023	68,706	(4)				$6,235,070	(4)
	4/3/2023			5,000	(3)	$170.00	$14,350
	4/3/2023			6,000	(3)	$210.00	$30,780
	4/3/2023			7,000	(3)	$255.00	$51,450
	4/3/2023			8,000	(3)	$295.00	$101,680
Robert Neal	4/3/2023	6,610					$599,858
	8/4/2023	3,200					$363,776

(1)Determined as set forth in Note 12 to our consolidated financial statements for the year ended December 31, 2023. Although the table above indicates the full grant date value of the awards, the restricted stock awards granted vest over a three-year period except as noted in footnote 2.
(2)Grant of restricted stock on April 3, 2023 under 2022 Long-term Incentive Plan at a grant date fair value of $90.75 per share. The stock grant to Mr. Redmond was to be earned over the remaining term of his employment agreement from April 2023 until December 2025, but with his resignation in September 2023, Mr. Redmond forfeited all but 12,667 shares with a grant date fair value of $1.1 million (which had a fair value of approximately $955,000 at the date of vesting).
(3)Grants of stock options on April 3, 2023. Each tranche is only exercisable during the specific calendar year (the options with a $170.00 exercise price were only exercisable during 2023 (all expired unexercised); $210.00 exercise price only during 2024; $255.00 exercise price only during 2025; and $295.00 exercise price only during 2026)
(4)Grant of restricted stock on April 3, 2023 under 2022 Long-Term Incentive Plan at a grant date fair value of $90.75 per share. Each of Messrs. Anderson, DeAngelo and Wilson entered into a new employment agreement in August 2022 under which each will continue to serve as an executive officer of the Company through the end of 2026. A multi-year grant of restricted stock was issued to each of them in April 2023 as their only compensation for the remaining three-year, nine-month term of these employment agreements with possible exceptions based on substantial stock price appreciation. The full grant date value is all reflected in the summary compensation table for 2023 in accordance with SEC rules but is earned over the remaining term of these employment agreements. See the Expected Compensation by Year table on page 21 for an illustration of how the Company will record the stock-based compensation for these grants in each year from the date of grant in 2023 through 2026.

In the past, our compensation committee has considered grants of restricted stock, stock options and stock appreciation rights (SARs) to our executive officers annually, but no discretionary stock grants are expected in future years for the three named executive officers (Messrs. Anderson, DeAngelo, and Wilson) who entered into new employment agreements in 2022.

Outstanding Equity Awards at Year End

The following table summarizes the number of shares underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2023:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Shares of stock not vested (#)		Market value of shares of stock not vested ($) (1)
Maurice J. Gallagher, Jr.					2,755	(2)	$227,591

John T. Redmond					—		$—

Gregory C. Anderson					3,441	(3)	$284,261
					11,208	(4)	$925,893
					94,000	(5)	$7,765,340
	6,000	(16)	$170.00	12/31/2023

Scott DeAngelo					1,552	(6)	$128,211
					6,633	(7)	$547,952
					84,500	(8)	$6,980,545
	6,000	(16)	$170.00	12/31/2023
	7,000	(16)	$210.00	12/31/2024

Robert P. Wilson III					1,836	(6)	$151,672
					7,496	(7)	$619,245
					67,500	(9)	$5,576,175
					1,101	(10)	$90,954
	5,000	(16)	$170.00	12/31/2023
	6,000	(16)	$210.00	12/31/2024
	7,000	(16)	$255.00	12/31/2025
	8,000	(16)	$295.00	12/31/2026

Robert J. Neal					178	(11)	$14,705
					618	(12)	$51,053
					3,310	(13)	$273,439
					6,610	(14)	$546,052
					3,200	(15)	$264,352

(1)Based on our closing stock price of $82.61 on December 31, 2023.
(2)Unvested restricted stock vesting on January 29, 2024.
(3)Unvested restricted stock vesting on August 1, 2024.
(4)Unvested restricted stock vesting one-half on each of August 1, 2024 and 2025.
(5)Unvested restricted stock of which 48,802 shares vest in 2024 and the remaining shares vesting thereafter until January 1, 2027.
(6)Unvested restricted stock vesting September 1, 2024.
(7)Unvested restricted stock vesting one-half on each of September 1, 2024, and 2025.
(8)Unvested restricted stock of which 38,300 shares vest in 2024 and the remaining shares vesting thereafter until January 1, 2027.

(9)Unvested restricted stock of which 31,500 shares vest in 2024 and the remaining shares vesting thereafter until January 1, 2027.

(10)Unvested restricted stock vesting one-third each on April 3, 2024, 2025, and 2026.
(11)Unvested restricted stock vesting January 28, 2024.
(12)Unvested restricted stock vesting October 1, 2024.
(13)Unvested restricted stock vesting one-half on each of October 20, 2024 and 2025.
(14)Unvested restricted stock of which 5,141 shares vest on April 3, 2024 and 734 shares vest on each of April 3, 2025 and 2026.
(15)Unvested restricted stock vesting one-third on each of August 4, 2024, 2025, and 2026.
(16)Options only exercisable during the calendar year of their expiry.

Option/SAR Exercises and Stock Vested Table

The following table summarizes the number of option/SARs awards exercised and stock awards vested by our named executive officers in 2023 and the value realized on option/SARs exercise or stock award vesting:

	Option/SAR Awards (1)		Stock Awards
	Shares acquired on exercise (#)	Value realized on exercise ($)	Shares acquired on vesting (#)	Value realized on vesting ($)
Maurice J. Gallagher, Jr.			6,841	$589,763	(2)

John Redmond			4,086	$352,254	(2)
			26,333	$2,560,884	(3)
			12,667	$955,472	(4)

Gregory C. Anderson			1,839	$158,540	(2)
			9,046	$1,099,360	(5)

Scott DeAngelo			672	$57,933	(2)
			310	$28,133	(6)
			4,867	$432,920	(7)

Robert P. Wilson III			1,124	$96,600	(2)
			105	$9,529	(6)
			5,584	$496,697	(7)

Robert J. Neal			177	$15,259	(2)
			716	$61,726	(2)
			617	$47,423	(8)
			1,655	$121,328	(9)

(1)No options were exercised during 2023.
(2)Based on our closing stock price of $86.21 on January 27, 2023.
(3)Based on our closing stock price of $97.25 on June 1, 2023.
(4)Based on our closing stock price of $75.43 on September 26, 2023.
(5)Based on our closing stock price of $121.53 on August 1, 2023.
(6)Based on our closing stock price of $90.75 on April 3, 2023.
(7)Based on our closing stock price of $88.95 on September 1, 2023.
(8)Based on our closing stock price of $76.86 on September 29, 2023.
(9)Based on our closing stock price of $73.31 on October 20, 2023.

Employee Benefit Plans

Long-Term Incentive Plan

Our Long-Term Incentive Plan (the “2022 Plan”) was adopted by our board of directors and approved by the stockholders in 2022.

The individuals eligible to participate in our 2022 Plan include our officers and other employees, our non-employee board members and any consultants we engage.

Our 2022 Plan is administered by the compensation committee. This committee determines which eligible individuals are to receive stock-based awards, the time or times when such stock-based awards are to be made, the number of shares subject to each such grant, the status of any granted option as either an incentive stock option or a non-statutory stock option under the federal tax laws, and the terms and conditions of each award including, without limitation, the vesting schedule to be in effect for the option grant or stock issuance and the maximum term for which any granted option is to remain outstanding, provided that no option term may exceed ten years measured from the date of grant.

Vesting of any option grant is contingent on continued service with us. Upon the cessation of an optionee’s service, any unvested options will terminate and will be forfeited. Any vested, but unexercised options (i) may be terminated immediately if the optionee is terminated for misconduct, or (ii) if the cessation of service is other than for misconduct, will remain exercisable for such period of time as determined by the compensation committee at the time of grant and set forth in the documents evidencing the option. The compensation committee has the discretion, however, at any time while the option remains outstanding to (i) extend the period of time that the option may be exercisable following the cessation of an optionee’s service (but not beyond the term of the option) and (ii) permit the optionee to exercise options following a cessation of service that were not vested at the time of the cessation of service.

The exercise price for the shares of the common stock subject to option grants made under our 2022 Plan may be paid in cash or in shares of common stock valued at fair market value on the exercise date.

Some of the terms of the 2022 Plan intended to protect and promote the interests of our stockholders are:

Limit on total shares available for future awards -The maximum number of new shares of common stock available for awards under the 2022 Plan is 2,000,000 shares and, as a result of the fungible ratio described below, a fewer number of shares will be available for issuance under the 2022 Plan if we continue to use restricted stock. Stock appreciation rights which may only be settled in cash will not count against this limit.

Fungible Ratio - The 2022 Plan applies a fungible ratio such that a full-value award, such as a restricted stock grant or restricted stock unit grant, will be counted at 2 times its number for purposes of the plan limit. As a result, only a maximum of 1,000,000 shares of restricted stock may be issued under the 2022 Plan. If a combination of restricted stock grants and stock options (or stock-settled stock appreciation rights) is used, the maximum number would be between 1,000,000 and 2,000,000 shares.

Certain shares not available for future awards - Any shares used by a participant to pay the exercise price or required tax withholding for an award will not be available for future awards under the 2022 Plan. The full number of stock-settled stock appreciation rights will be counted against the plan limit even if a fewer number of shares is delivered upon exercise.

No discounted options or stock appreciation rights - All stock options and stock appreciation rights must be granted with an exercise price or grant price of not less than the fair market value of the common stock on the grant date. As a result, the 2022 Plan prohibits discounted options or stock appreciation rights.

Prohibition on repricing - The 2022 Plan prohibits the repricing of stock options and stock appreciation rights (and other actions that have the effect of repricing). We have never repriced any stock options or stock appreciation rights.

Plan administration - The compensation committee, comprised solely of non-employee directors, administers the 2022 Plan.

Vesting acceleration on a change in control - In the event of a change in control, the vesting of performance-based awards may not be accelerated except to the extent based on actual results through the date of change in control or on a pro rata basis to reflect the portion of the applicable performance period that has elapsed, unless the award agreement provides otherwise.

Vesting of time-based awards on a change in control is not accelerated under any outstanding award agreements with our executive officers, but the compensation committee retains the right do so in its discretion.

Minimum vesting period for awards - The 2022 Plan provides that no awards will vest prior to one year after grant (or, in the case of those awards that vest upon the achievement of performance goals, a minimum performance period of one year) except that the compensation committee may provide for earlier vesting upon a participant’s termination of employment, death, disability or upon a change in control, subject to the above requirement for performance-based awards. The minimum vesting period need not apply for grants of up to five percent of the plan limit to the extent so designated by the compensation committee.

Clawback - The 2022 Plan refers to our executive compensation recoupment policy and provides that awards are subject to the application of that policy and other requirements of law.

Limit on individual grant - No award for more than 100,000 shares may be granted to any individual in any calendar year.

Limits on transferability of awards - The 2022 Plan does not permit options or other awards to be transferred to third parties for value or other consideration.

For accounting purposes, compensation expense related to equity based awards under the 2022 Plan is measured and recognized in accordance with stock-based compensation accounting standards.

Potential Payments upon Termination of Employment and Change in Control

Under the employment agreements entered into with Gregory Anderson, Robert Wilson and Scott DeAngelo in August 2022 and in effect on December 31, 2023, each of them will receive accelerated vesting of all outstanding equity grants that would have otherwise vested within the next three years and will also receive fringe benefits for the balance of the contract term in the event of a termination without cause or resignation with good reason (as those terms are defined in the employment agreements). Accelerated vesting of stock grants will also occur to the same extent upon death or disability. If such a termination or resignation had occurred on December 31, 2023, Mr. Anderson, Wilson and DeAngelo would have realized approximately $9.0 million, $6.4 million, and $7.7 million, respectively, from an acceleration of vesting (through the assumed December 31, 2023 termination date) of his theretofore unvested restricted stock, based on the $82.61 closing stock price on that date. In addition, each would have continued to receive fringe benefits through the end of 2026. Under his respective employment agreement, each of Mr. Anderson, Wilson and DeAngelo has agreed to a noncompete and a nonsolicitation of employees during his employment and for one year thereafter and a nondisclosure of confidential information during his employment and for a period of five years thereafter.

In connection with the separation of our former chief executive officer, John Redmond, on September 26, 2023, and in accordance with his employment agreement and separation agreement, he received a pro rata accelerated vesting of 12,667 shares of his outstanding unvested stock grant and the remaining 85,500 unvested shares were forfeited. The shares vested had a fair market value of $1.0 million at the vesting date and he received no other severance compensation.

REPORT OF THE COMPENSATION COMMITTEE

The compensation committee is responsible for, among other things, reviewing and approving salary, bonus and other compensation for our named executive officers, and setting the overall compensation principles that guide the committee’s decision-making. The compensation committee has reviewed the Compensation Discussion and Analysis (“CD&A”) included in this report and discussed it with management. Based on the review and discussions with management, the compensation committee recommended to our board of directors that the CD&A be included in this report.

COMPENSATION COMMITTEE
Montie Brewer	M. Ponder Harrison	Charles W. Pollard

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

CEO PAY RATIO

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), and the rules of the SEC, the Company is providing the following information about the relationship of the median of the annual total compensation of all employees of the Company and the annual total compensation of the Company’s CEO.

For 2023, the Company’s last completed fiscal year:

•The median of the annual total compensation of all employees of the Company (other than the CEO) was $49,637;
•The annualized total compensation of the Company’s CEO, serving as such on December 31, 2023, was $1,500,000; and
•Based on this information, for 2023, the ratio of the annual total compensation of the Company’s CEO to the median of the annual total compensation of all employees was 30 to 1.

To identify the median of the annual total compensation of all employees of the Company, as well as to determine the annual total compensation of the Company’s median employee and its CEO, the Company took the following steps:

•The Company determined that, as of December 31, 2023, its employee population, for purposes of determining the median employee under the SEC rules, consisted of approximately 6,163 individuals, whether employed on a full-time, part-time, or temporary basis.
•The Company used a consistently applied compensation measure to identify its median employee by comparing the amount of compensation reflected in its payroll records, as reported to the Internal Revenue Service (“IRS”) on Form W-2 for 2023.
•The Company identified its median employee by consistently applying this compensation measure to all of its employees included in its analysis. The Company did not make any cost of living adjustments in identifying the median employee. The Company annualized the compensation for its permanent employees who were not employed for all of 2023.
•After the Company identified its median employee, it combined all of the elements of such employee’s compensation for the 2023 year in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $49,637.
•The Company annualized the compensation of its CEO who resumed this position on September 26, 2023. The CEO was entitled to a base salary of $750,000 per year with a $750,000 bonus for services during 2023.

PAY VS. PERFORMANCE

In accordance with Item 402(v) of Regulation S-K, we are providing the following information regarding the relationship between the total compensation of our principal executive officer (PEO) and our other named executive officers (referred to as Non-PEO NEOs) and our financial performance for the fiscal years shown in the table. For further information on our compensation philosophy, refer to the Compensation Discussion and Analysis section of this proxy statement.
Pay vs. Performance Table

Fiscal year	Summary Compensation Table (1) (2)			Compensation Actually Paid (1) (3)		Average Summary Compensation Total for non-PEO NEOs (1)(4)		Average Compensation Actually Paid to Non-PEO NEOs (1)(5)	Value of $100 Investment from 12/31/2019 Based on:		Net Income (loss)($) in millions (8)	Company-Selected Measure (Airline-Only Operating Margin) (9)
	Total for PEO 1	Total for PEO 2		Total for PEO 1	Total for PEO 2				TSR (6)	Peer Group TSR (7)
2023	$937,500	$8,908,655	(10)	$1,105,727	$744,733	$6,220,161	(11)	$4,493,785	$48.33	$61.60	$117.6	10.0%
2022	3,000,000	8,549,951		1,753,012	5,956,018	1,785,209		185,247	39.21	48.03	2.5	6.0%
2021	—			(49,645)		1,753,287		1,706,998	107.87	74.24	151.9	15.9%
2020	1,516,280			1,224,247		2,253,044		1,739,282	109.14	75.55	(184.1)	(13.7)%
(1) PEOs and NEOs included in these columns reflect the following:

Year	PEO 1	PEO 2	Non-PEO NEOs
2023	Maurice J. Gallagher, Jr.	John T. Redmond	Gregory C. Anderson, Robert P. Wilson III, Scott DeAngelo, Robert J. Neal
2022	Maurice J. Gallagher, Jr.	John T. Redmond	Scott D. Sheldon, Gregory C. Anderson, Robert P. Wilson III, Scott DeAngelo
2021	Maurice J. Gallagher, Jr.		Scott D. Sheldon, Gregory C. Anderson, Robert P. Wilson III, Scott DeAngelo
2020	Maurice J. Gallagher, Jr.		John T. Redmond, Scott D. Sheldon, Gregory C. Anderson, Robert P. Wilson III
(2)Amounts reflect the total compensation for our PEOs, as reported in the Summary Compensation Table (SCT) for the applicable fiscal year.
(3)Amounts reflect the “compensation actually paid” (CAP) to our PEOs, as computed in accordance with Item 402(v) of SEC Regulation S-K. As provided in Item 402(v), certain adjustments (as shown in the table below) were made to each PEO’s total compensation reported in the Summary Compensation Table for each year to determine the compensation actually paid to each PEO for purposes of this disclosure.
(4)Amounts reflect the average compensation for our Non-PEO NEOs, as reported in the Summary Compensation Table for the applicable fiscal year.
(5)Amounts reflect the average CAP to our Non-PEO NEOs, as computed in accordance with Item 402(v) of SEC Regulation S-K. As provided in Item 402(v), certain adjustments (as shown in the table below) were made to the Non-PEO NEO's average total compensation reported in the Summary Compensation Table for each year to determine the average compensation actually paid to Non-PEOs for purposes of this disclosure.
(6)"Total shareholder return" (TSR) amounts in this column assume the investment of $100 on December 31, 2019 in Allegiant Travel Company's common shares traded on the Nasdaq Stock Exchange and the reinvestment of all dividends since that date.
(7)The amounts in this column assume the investment of $100 on December 31, 2019 in the Amex Airline Index and the reinvestment of all dividends since that date.
(8)Amounts reflect Allegiant Travel Company's net income (loss) as reported in our audited financial statements for the applicable year.
(9)Amounts reflect Allegiant Travel Company’s airline-only operating margin for each fiscal year. In Allegiant Travel Company's assessment, airline-only operating margin represents the most important performance measure (that is not otherwise required to be disclosed in the table) used to link compensation actually paid to the NEOs to Company performance for the most recently completed fiscal year. Airline-only operating margin is calculated by dividing airline operating income by airline operating revenue (with operating revenue and operating income calculated without regard to any non-airline revenue or expenses).
(10)This number reflects a stock grant to PEO 2 that was to be earned over the remaining term of his employment agreement from April 2023 until December 2025, but with his resignation in September 2023, PEO 2 forfeited all but $1.1 million of the grant date fair value of this stock grant (which had a fair value of approximately $955,000 at the date of vesting).
(11)This figure includes the full value (as of the date of grant) of multi-year grants to each of Messrs. Anderson, DeAngelo and Wilson in April 2023, which are intended to be their entire compensation for the remaining three-year, nine-month term of their employment agreements other than a possible cash bonus tied to stretch stock price targets substantially higher than prevailing stock prices when the agreements were signed and also stock options with even higher stock prices than those stock price targets. The full grant date value is included in 2023 in accordance with SEC rules but is earned over the remaining term of these employment agreements. See the Expected Compensation by Year table on page 21 for an illustration of how the Company will record the stock-based compensation for these grants in each year from the date of grant in 2023 through 2026.

The following amounts were deducted from / added to SCT total compensation in accordance with the SEC-mandated adjustments to calculate CAP to our PEO and average CAP to our non-PEO named executive officers. The fair value of equity awards was determined using methodologies and assumptions developed in a manner substantively consistent with those used to determine the grant date fair value of such awards. The table below does not include a row for change in pension value or non-qualified deferred compensation earnings as none of the named executive officers received any such compensation in the years disclosed. Refer to the Company's 2023 Proxy Statement filed with the SEC on April 28, 2023 for adjustments used to arrive at compensation actually paid for the years ended December 31, 2020 through 2022.

	PEO 1	PEO 2		Non-PEO NEO Average
	2023	2023		2023
Summary Compensation Table	$937,500	$8,908,655		$6,220,161	(1)
Less: Fair value of equity awards granted during the year from the Summary Compensation Table	—	(8,908,655)		(5,868,203)
Add (subtract) Equity Award Adjustments:
Fair value at year end of equity awards granted during the year and that are outstanding and unvested at year end	—	—		4,260,115	(1)
Change in fair value of equity awards from value at prior year end for grants made in prior years that remain unvested at the end of the year	40,278	—		(410,552)
Fair value at vesting date of equity awards granted in fiscal year that vested in fiscal year	—	955,472		—
Change in fair value from value at prior year end to the vesting date of equity awards granted in prior years that vested during the year	124,643	844,951		202,401
Equity awards granted in prior years that were forfeited during the year	—	(1,114,590)	(2)	—
Dividends or other earnings paid on equity awards during the year	3,306	58,900		89,863
Compensation Actually Paid	$1,105,727	$744,733		$4,493,785

(1)This figure includes the full value (as of the date of grant) of multi-year grants to each of Messrs. Anderson, DeAngelo and Wilson in April 2023, which are intended to be their entire compensation for the remaining three-year, nine-month term of their employment agreements other than a possible cash bonus tied to stretch stock price targets substantially higher than prevailing stock prices when the agreements were signed and also stock options with even higher stock prices than those stock price targets. The full grant date value is included in 2023 in accordance with SEC rules but is earned over the remaining term of these employment agreements. See the Expected Compensation by Year table on page 21 for an illustration of how the Company will record the stock-based compensation for these grants in each year from the date of grant in 2023 through 2026.
(2)This figure reflects the grant date value of stock options granted to PEO 2 in 2022. PEO 2 received no value from these stock options as all of the stock options granted to PEO 2 either expired unexercised or were forfeited upon his resignation in September 2023. The negative number in the 2023 column reflects the forfeiture of all of these stock options that did not expire unexercised in 2022.

The chart below illustrates the relationship between the PEO and average Non-PEO CAP amounts and the Company’s and Peer Group’s TSR during the period from 2020 to 2023.
The charts below illustrate the relationship between the PEO and Non-PEO CAP amounts and the Company’s Net Income and Airline-Only Operating Margin during the period from 2020 to 2023.
*The Avg. CAP Non PEO NEOs reflects the full value of multi-year stock grants to three of our named executive officers, but that compensation will be earned over the three-year, nine-month remaining term of their employment agreements from April 2023 through the end of 2026. See the Expected Compensation by Year table on page 21 for an illustration of how the Company will record the stock-based compensation for these grants in each year from the date of grant in 2023 through 2026.

CAP (millions) vs. Airline-Only Operating Margin
(13.7)%
15.9%
6.0%
10.0%
$1.2
$1.7
$1.7
$1.8
$6.0
$0.2
$1.1
$0.7
$4.5
2020
2021
2022
2023
CAP PEO 1
CAP PEO 2
Avg. CAP Non PEO NEOs*
Airline-Only Operating Margin

*See footnote on prior page.

The foregoing Pay vs. Performance section shall not be deemed incorporated by reference by any general statement incorporating by reference this report into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

Tabular List of Most Important Performance Measures

In determining compensation generally and to gauge Company performance, we consider the following to be the most important performance metrics. However, as we described in our proxy statement for our 2023 annual stockholders’ meeting, we signed long-term employment agreements with four of our named executive officers for retention purposes and to incentivize their focus on long-term stock price performance. Under these agreements, their compensation is largely set, and other than stock price performance, their compensation is unaffected by specific Company financial performance. Nevertheless, the below factors are the principal performance metrics we consider.

Most Important Performance Measures

•Operating margin - airline only
•Stock price
•Controllable completion

RELATED PARTY TRANSACTIONS

For the year ended December 31, 2023, we were party to transactions with entities affiliated with Maurice J. Gallagher Jr., our chairman of the board and chief executive officer, that totaled $150,000. These transactions related to jet fuel that was purchased from us at a direct cost-per-gallon reimbursement to the Company.

Since January 1, 2023, we have not been a party to any other transaction in which the amount involved exceeded $120,000 and in which any of our directors or executive officers, any holder of more than five percent of our capital stock or any member of their immediate families had a direct or indirect material interest.

All future transactions, including loans, if any, between us and our officers, directors and principal stockholders and their affiliates and any transactions between us and any entity with which our officers, directors or five percent stockholders are affiliated, will be approved by our audit committee and will be on terms no less favorable to us than could be obtained from unaffiliated third parties.

PROPOSAL NO. 2

ADVISORY (NON-BINDING) VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act adopted in 2010, we are required to periodically include in our proxy statement and to present at the meeting a non-binding stockholder vote to approve the compensation of our named executive officers, as disclosed in this proxy statement.

We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives you as a stockholder the opportunity to express your views on our named executive officers’ compensation. This vote is not intended to address any specific element of our compensation programs, but rather to address our overall approach to the compensation of our named executive officers described in this proxy statement. To that end, we are asking our stockholders to vote “FOR” the following resolution at the 2024 annual meeting of stockholders:

RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2024 annual meeting of stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2023 Summary Compensation Table and the other related tables and disclosures.

As provided by law, this vote will not be binding on our board of directors and may not be construed as overruling a decision by our board or create or imply any additional fiduciary duty on the board. The vote will not affect any compensation paid or awarded to any executive.

The purpose of our compensation policies and procedures is to attract and retain experienced, highly qualified executives critical to our long-term success and enhancement of stockholder value.

Vote Required

The resolution will be approved if the number of votes cast in favor of the resolution exceeds the number of votes cast in opposition to the resolution. Abstentions and broker “non-votes” will not have any effect on the proposal to approve executive compensation as disclosed in this proxy statement.

Because your vote is advisory, it will not be binding upon us, the compensation committee or our board. However, our compensation committee and our board value the opinions of our stockholders and to the extent there is any significant vote against our compensation practices for our named executive officers as disclosed in this proxy statement, we will consider our stockholders’ concerns and the compensation committee will evaluate whether any actions are necessary to address those concerns when considering future executive compensation arrangements.

Our board of directors believes our compensation policies and procedures achieve our objectives and unanimously recommends that you vote FOR the approval of this resolution. Proxy holders will vote all duly submitted proxies FOR ratification unless duly instructed otherwise.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT AND RESTATEMENT OF THE
2014 EMPLOYEE STOCK PURCHASE PLAN

We are requesting our stockholders vote in favor of an amendment and restatement of our 2014 Employee Stock Purchase Plan (the “ESPP”) which would extend the term of the ESPP for an additional ten years until October 2034. No other material changes are being made to the ESPP. We are not requesting approval for any additional shares for purchase under the ESPP beyond the number of shares initially approved in 2014. The ESPP was initially approved by our stockholders in 2014 with a ten-year term scheduled to expire in October 2024. The amendment to the ESPP was approved by our board of directors in April 2024 and will become effective upon stockholder approval.

The ESPP is intended to meet the requirements of an "employee stock purchase plan," as defined in Section 423 of the Internal Revenue Code. The purpose of the ESPP is to provide eligible employees of our Company with the opportunity to acquire an equity interest in the Company through participation in a payroll deduction-based employee stock purchase plan that is tax qualified under Code Section 423. Our board views the ESPP as a positive benefit for our stockholders, as it more closely aligns the interests of our participating employees with the interests of our stockholders. We are seeking approval of this ESPP amendment to allow us to continue to use the ESPP to assist us in recruiting, retaining and motivating qualified personnel who help us achieve our business goals to create long-term value for our stockholders.

Under the ESPP, our employees will have an opportunity to acquire our common stock at a specified discount from the fair market value as permitted by Code Section 423. Our board has appointed a committee of officers and other managers to serve as Plan Administrator for the ESPP. The board may amend or terminate the ESPP at any time, but with certain amendments requiring stockholder approval.

The following is a summary of the material features of the ESPP. This summary, however, does not purport to be a complete description of all the provisions of the ESPP and is qualified in its entirety by the text of the amended and restated ESPP document, which is attached as Appendix A.

Administration

The ESPP is administered by a Plan Administrator committee appointed by our board. Such committee has full authority to adopt administrative rules and procedures and to interpret the provisions of the ESPP. All costs and expenses incurred in plan administration are paid by the Company without charge to participants.
Common shares subject to the Employee Stock Purchase Plan

In 2014, we reserved 1,000,000 shares of our common stock for issuance or purchase under the ESPP over the term of the ESPP. Of these shares, a total of 381,664 shares have been purchased by employees under the ESPP through the end of 2023. Of these shares, 99,802 shares were purchased in 2023 for total proceeds to the Company of $6.9 million, 73,268 shares were purchased in 2022 for total proceeds to the Company of $6.7 million and 39,760 shares were purchased in 2021 for total proceeds to the Company of $6.8 million. Annual dilution from the shares purchased under the ESPP was approximately 0.4 percent in 2023, 0.4 percent in 2022 and 0.1 percent in 2021. A number of additional shares will be purchased in the April 2024 and October 2024 offering periods, but the number of shares to be purchased will depend on the aggregate contributions during the offering period which are not withdrawn and our stock price at the end of the offering period. The ESPP amendment does not seek approval for any additional shares beyond the remaining number authorized in 2014.

The shares may be made available from authorized but unissued shares of our common stock, treasury stock or may be purchased by our agent in the open market for allocation to participants’ accounts as of the end of an offering period. Any shares issued or acquired under the ESPP will reduce, on a share-for-share basis, the number of shares available for subsequent issuance or purchase under the ESPP.

Should the total number of shares of our common stock to be purchased pursuant to outstanding purchase rights on any particular date exceed the number of shares available for issuance under the ESPP at that time, then the Plan Administrator will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participant, to the extent in excess of the aggregate purchase price payable for the common stock allocated to such individual, will be refunded.

In the event any change is made to the outstanding shares of our common stock by reason of any recapitalization, stock split, stock dividend or other change in corporate structure without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number of shares which may be issued or acquired under the ESPP, and (ii) the number of shares subject to each outstanding purchase right and the purchase price payable per share.

Eligibility and participation

Generally, any employee of the Company (including executive officers) who has been employed for at least three months at the beginning of an offering period will be eligible to participate in the ESPP for as long as he or she remains an employee. As required by Section 423 of the Code, participants in the ESPP will generally all have the same rights and privileges. The ESPP allows the Company to exclude certain categories of employees from participation in accordance with Code Section 423 but no employee categories have been excluded to date. The Plan Administrator shall have the right to revise the eligibility requirements within the parameters allowed under Code Section 423. As of April 10, 2024, approximately 1,100 employees are participating in the ESPP.

Participation is voluntary and an eligible employee who wants to enroll and participate in the ESPP must complete a payroll deduction authorization with the Company during an enrollment period. This will authorize the Company to withhold automatically a percentage of the participant’s earnings through regular payroll deductions, and the amount of the deduction is credited to an ESPP account in the participant’s name on our books during the subscription period. No interest shall be paid or credited with respect to such payroll deductions.

During any one calendar year, a participant may not purchase more than $25,000 of our common stock pursuant to the ESPP and a participant will not be granted a purchase right if, immediately after the purchase right grant, the participant would own or would be able to own 5% or more of the total voting power or value of our stock. In addition, a participant cannot purchase more than 1,000 shares of our common stock with respect to any one offering period (or such other share limit specified by our board or the Plan Administrator).

Offering periods and purchase dates

Shares of our common stock are offered under the ESPP through a series of offering periods, each with a maximum duration of twenty-seven months. The Plan Administrator of the ESPP has established offering periods with a duration of six months and with the offering periods to commence on the first trading day in each November and May. Each participant's purchase right is granted on the first day of the offering period and will be automatically exercised on the last trading day of each such semi-annual offering period unless the participant elects to withdraw his or her accumulated funds. However, the Plan Administrator has the discretionary authority to change the frequency and duration of the offering periods and purchase periods.

Each purchase right entitles the participant to purchase the whole number of shares of common stock obtained by dividing the participant's accumulated payroll deductions for each purchase period by the purchase price in effect for that offering period. No fractional shares will be issued.
A participant may cancel his or her payroll deduction authorization at any time prior to the end of the offering period. Upon cancellation, the participant may elect to withdraw his or her funds from the ESPP and have the entire balance of his or her account refunded in cash without interest or may leave the accumulated payroll deductions in the ESPP for application to the purchase of shares at the end of the offering period.

Purchase price

The purchase price of the common stock acquired on each purchase date is a designated percentage which will be determined by the Plan Administrator but will in no event be less than 85% or more than 95% of the lower of (i) the closing price per share of our common stock on the date the offering period begins or (ii) the closing price per share of our common stock on the date of purchase of the shares. At this time, it has been established that the purchase price will be equal to 85% of the closing price per share of our common stock on the date of purchase of the shares. However, the Plan Administrator has the discretionary authority to change the purchase price discount formula within the parameters described above. As of April 10, 2024, the closing price per share of our common stock as reported by NASDAQ was $62.15.

Payroll deductions and stock purchases

Each participant may authorize periodic payroll deductions of a minimum of 1% of his or her earnings each offering period (up to a maximum of 25% of earnings each offering period). A participant may also change his/her rate of payroll deductions during an offering period as permitted by the ESPP and the rules established by the Plan Administrator. The accumulated deductions will automatically be applied on each purchase date to the purchase of whole shares of common stock at the purchase price in effect for that purchase date. No fractional shares will be issued. Any funds remaining after purchasing the maximum number of whole shares will continue to be held for the benefit of the participant and applied to purchases at the end of the next offering period unless the participant elects to withdraw the remaining funds.

Termination of purchase rights

A participant may stop contributions to the ESPP at any time, and his or her accumulated payroll deductions will, at the participant's election, either be refunded immediately or applied to the purchase of common stock on the expiration of the next offering period. A participant's purchase right will immediately terminate upon his or her cessation of employment for any reason. Any payroll deductions that the participant may have made for the purchase period in which such cessation of employment occurs will be refunded and will not be applied to the purchase of common stock.
Stockholder rights

No participant will have any stockholder rights with respect to the shares covered by his or her purchase rights until the shares are actually purchased on the participant's behalf. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to the purchase date.

Assignability

No purchase rights will be assignable or transferable by the participant, except by will or the laws of inheritance following a participant's death.

Change in control

In the event the Company is liquidated, dissolved or experiences a change in control, all outstanding purchase rights will automatically be exercised prior to the effective date of such event (if such purchase rights are not being assumed by the acquirer).
Amendment and termination

Assuming the amendment to the ESPP is approved by our stockholders, the ESPP will terminate upon the earlier of (i) the date on which all shares available for issuance thereunder are sold pursuant to exercises of purchase rights or (ii) October 31, 2034. No further stock purchases or grants of stock purchase rights will occur after the ESPP is terminated.

The board may at any time alter, suspend or discontinue the ESPP. However, the board may not, without stockholder approval, (i) increase the number of shares issuable under the ESPP, or (ii) alter the purchase price formula so as to reduce the purchase price.

ESPP Benefits

Participation in the ESPP is voluntary and is dependent on each eligible employee’s election, level of payroll deductions and the purchase price under the ESPP. Accordingly, future purchases and benefits under the ESPP are not determinable.

For illustrative purposes, the following table sets forth (i) the number of shares of our common stock purchased during 2023 under the ESPP by each named executive officer, by all executive officers as a group and by all other employees, and (ii) the average price per share paid for such shares.

Name and Position	Number of Shares Purchased	Weighted Average Per Share Purchase Price ($)
Maurice J. Gallagher, Jr., Chief Executive Officer	—	N/A
John T. Redmond, Chief Executive Officer	—	N/A
Gregory C. Anderson, President	—	N/A
Scott DeAngelo, Executive Vice President, Chief Marketing Officer	—	N/A
Robert P. Wilson III, Executive Vice President, Chief Information Officer	—	N/A
Robert J. Neal, Senior Vice President, Chief Financial Officer	285	$70.75
All named executive officers as a group (8 persons)	285	$70.75
All employees of the Company (excluding named executive officers) as a group	99,517	$69.56

U.S. federal income tax consequences

The following is a summary of the principal United States Federal income taxation consequences to the Company and participants subject to U.S. taxation with respect to participation in the ESPP. This summary is not intended to be exhaustive and does not discuss the income tax laws of any city, state, or foreign jurisdiction in which a participant may reside.

The ESPP is intended to qualify as an "employee stock purchase plan" within the meaning of Code Section 423. Under such an arrangement, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until either there is a sale or other disposition of the shares of common stock acquired under the ESPP.

If a participant sells or otherwise disposes of the purchased shares within two years after the beginning of the offering period in which such shares were acquired or within one year after the actual purchase date of those shares, then the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the closing price of the shares on the purchase date exceeded the purchase price paid for those shares. The participant also will recognize a capital gain to the extent the amount realized upon the sale of the shares exceeds the sum of the aggregate purchase price for those shares and the ordinary income recognized in connection with their acquisition.

If a participant sells or disposes of the purchased shares more than two years after the beginning of the offering period in which the shares were acquired and more than one year after the actual purchase date of those shares, the participant will recognize ordinary income in the year of sale or disposition equal to the lower of (i) the amount by which the selling price of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the excess of the closing price for the shares on the offering date over the purchase price for the shares. Any additional gain upon the disposition will be taxed as a long-term capital gain.

We generally will not be entitled to a deduction with respect to the common stock purchased by an employee under the ESPP unless the employee disposes of the common stock less than one year after the common stock is transferred to the employee or less than two years after the beginning of the offering period.

Vote Required

The Proposal will be approved if the number of votes cast in favor of the resolution exceeds the number of votes cast in opposition to the Proposal. Abstentions and broker “non-votes” are included in the number of shares present or represented for purposes of quorum, but are not considered as shares voting or as votes cast with respect to any matter presented at the annual meeting. As a result, abstentions and broker “non-votes” will not have any effect on the Proposal to amend the ESPP.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE PROPOSED AMENDMENT AND RESTATEMENT OF THE ALLEGIANT TRAVEL COMPANY 2014 EMPLOYEE STOCK PURCHASE PLAN.

PROPOSAL NO. 4

RATIFICATION OF THE SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The audit committee of our board of directors has selected KPMG LLP, an independent registered public accounting firm, to audit our financial statements for the year ending December 31, 2024. At the meeting, our stockholders will be asked to ratify the selection of KPMG LLP as our independent registered public accountants for 2024. KPMG has served as our independent registered public accounting firm since 2016.

Although there is no requirement we submit the appointment of independent registered public accountants to stockholders for ratification or that the appointed auditors be terminated if the ratification fails, our audit committee will consider the appointment of other independent registered public accountants if the stockholders choose not to ratify the appointment of KPMG LLP and may retain that firm or another firm without re-submitting the matter to our stockholders. Even if the appointment is ratified, however, the audit committee of our board of directors may, in its discretion, direct the appointment of different independent registered accountants during the year, if the audit committee determines such a change would be in our best interests.
Representatives of KPMG LLP are expected to be available in person or by phone during the annual meeting and while they do not plan to make a statement (although they will have the opportunity to do so), they will be available to respond to appropriate questions from stockholders.
Our board of directors recommends you vote FOR ratification of the appointment of KPMG LLP as our independent registered public accountants.

PRINCIPAL ACCOUNTANT FEES AND SERVICES
Audit Fees

The aggregate fees billed by KPMG LLP for the audit of our annual financial statements and services that are normally provided by the accounting firm in connection with statutory and regulatory filings were approximately $2,240,000 for the year ended December 31, 2023 and $1,622,000 for the year ended December 31, 2022.

Audit-Related Fees

Fees billed by KPMG LLP for professional services that were reasonably related to the performance of the audits referred to above were $448,000 during 2023 and $79,500 in 2022.

Tax Fees

No such fees were billed by KPMG LLP in 2023 or 2022.

All Other Fees

No such fees were billed by KPMG LLP in 2023 or 2022.

All non-audit services require an engagement letter to be signed prior to commencing any permissible services. The engagement letter must detail the fee estimates and the scope of services to be provided. The current policy of our audit committee requires pre-approval from our audit committee of the non-audit services in advance of the engagement and the audit committee's responsibilities in this regard may not be delegated to management. The audit committee has delegated pre-approval authority to its Chair. Under this delegation, the Chair must report any pre-approval decision to the audit committee at its next meeting following the pre-approval. No non-audit services were rendered that were not in compliance with this policy.

BOARD AUDIT COMMITTEE REPORT

The audit committee reports to our board of directors and is responsible for, among other things, considering the appointment and compensation of our independent auditors, reviewing their independence, reviewing with the auditors the plan and scope of the audit, monitoring the adequacy of reporting and internal controls, and discussing our financial statements and other financial information with management and the independent auditors. The audit committee acts under a written charter adopted and approved by our board of directors. Our board of directors has determined that none of the members of the audit committee has a relationship with our Company that may interfere with the audit committee’s independence from our Company and management.

Management has primary responsibility for the financial statements and the overall reporting process, including the system of internal controls. The independent auditors audit our financial statements prepared by management, express an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows prepared in accordance with accounting principles generally accepted in the United States of America, and discuss with the audit committee any issues they believe should be raised. Our independent auditors also issue an opinion as to the effectiveness of our internal control over financial reporting.

In connection with the preparation and filing of our annual report on Form 10-K for the year ended December 31, 2023:

•The audit committee reviewed and discussed our audited financial statements with management. Management has represented to the audit committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.
•The audit committee discussed with KPMG LLP, our independent auditors, the matters required to be discussed by the Public Company Accounting Oversight Board (PCAOB) Auditing Standard No. 16 (Communications with Audit Committees) as amended.
•The audit committee received the written disclosures and the letter from KPMG LLP required by the applicable requirement of the Public Company Accounting Oversight Board regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with KPMG LLP the independence of that firm as our independent auditors. All audit and non-audit services provided by KPMG LLP were reviewed by the audit committee. The audit committee has considered whether the provision of non-audit services is compatible with maintaining the auditors’ independence.
•Based on the audit committee’s review and discussions referred to above, the audit committee recommended to our board of directors that our audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2023 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
Gary Ellmer	Linda A. Marvin	Charles W. Pollard

The foregoing report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

STOCKHOLDER PROPOSALS

We currently expect to hold our 2025 annual meeting of stockholders in June and to mail proxy materials in May 2025. In that regard, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2025 annual meeting of stockholders pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must submit the proposal to us at our offices at 1201 N. Town Center Drive, Las Vegas, Nevada 89144, Attention: Robert Goldberg, Secretary, not later than January 9, 2025.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us c/o Robert B. Goldberg, Esq., Senior Counsel, 1201 N. Town Center Dr., Las Vegas, Nevada 89144, or call Mr. Goldberg at (702) 830-8911. If you want to receive separate copies of the annual report and proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address and phone number.

OTHER MATTERS

Action on Other Matters at the Annual Meeting

At this time, we do not know of any other matters to be presented for action at the annual meeting other than those mentioned in the Notice of Annual Meeting of Stockholders and referred to in this proxy statement. If any other matter comes before the meeting, it is intended that the proxies will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

STOCKHOLDERS ARE URGED TO DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOUR COOPERATION WILL BE APPRECIATED. YOUR PROXY WILL BE VOTED, WITH RESPECT TO THE MATTERS IDENTIFIED THEREON, IN ACCORDANCE WITH ANY SPECIFICATIONS ON THE PROXY.

BY ORDER OF THE BOARD OF DIRECTORS,
Robert. B Goldberg,
Secretary

APPENDIX A TO PROXY STATEMENT

AMENDMENT AND RESTATEMENT OF THE

ALLEGIANT TRAVEL COMPANY

2014 EMPLOYEE STOCK PURCHASE PLAN

    ALLEGIANT TRAVEL COMPANY, a Nevada corporation (“the Company”) does hereby adopt this amendment and restatement of the 2014 Employee Stock Purchase Plan.

W I T N E S S E T H:

    WHEREAS, on April 22, 2014, the Board of Directors of the Company (the “Board”) did approve the adoption of the 2014 Employee Stock Purchase Plan (the “Initial Plan”) on behalf of its eligible employees; and

    WHEREAS, the Company’s stockholders approved the Initial Plan on June 18, 2014; and

    WHEREAS, the Initial Plan will expire on October 31, 2024; and

    WHEREAS, the Board has approved this amendment and restatement of the Initial Plan to extend the term of the Initial Plan

    NOW, THEREFORE, effective as of the expiration date of the Initial Plan, the Initial Plan is hereby amended and restated to read as follows:

ARTICLE I - PURPOSE

    1.01.    Purpose.

    This Amendment and Restatement of the Allegiant Travel Company 2014 Employee Stock Purchase Plan (the "Plan") is intended to provide eligible employees of Allegiant Travel Company and its Subsidiary Corporations with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of the Common Stock of the Company. It is the intention of the Company to have the Plan qualify as an "employee stock purchase plan" under Code Section 423. The provisions of the Plan shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

ARTICLE II - DEFINITIONS

    2.01.    “Account” shall mean the separate bookkeeping account which shall be established for each Participant to record the payroll deductions made on his behalf to purchase shares of Common Stock under the Plan.

    2.02.    “Board” shall mean the Board of Directors of the Company.

    2.03.    “Business Day” shall mean each day on which the principal stock exchange on which the Common Stock of the Company is listed is open.

    2.04.    “Code” shall mean the Internal Revenue Code of 1986, as now or hereafter amended.

    2.05.    “Committee” shall mean the individuals described or appointed as set forth in Article XI.

    2.06.    “Common Stock” shall mean the common stock, $.001 par value per share, of the Company.

    2.07.    The “Company” shall mean Allegiant Travel Company, a Nevada corporation, and shall be deemed to include any corporation into which such entity shall be merged or consolidated.

    2.08.    “Employee” means any person who is employed on a full-time or part-time basis by the Company; provided, however, that the Plan Administrator shall have the power to exclude any group of Employees who may be excluded consistent with the provisions of Code Section 423.

2.09.        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

2.10.    “Fair Market Value” means the closing per share selling price for Shares on the Nasdaq Stock Market or other stock exchange on which the Company’s Common Stock is actively traded on the relevant date, or if there were no sales on such date, the closing sales price on the immediately preceding trading date, in either case as reported by The Wall Street Journal or such other source selected in the discretion of the Plan Administrator (or its delegate). Notwithstanding the preceding, for federal, state, and local income tax reporting purposes, Fair Market Value shall be determined by the Plan Administrator (or its delegate) in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

2.11.     The “Holding Period” shall mean the holding period that is set forth in Section 423(a) of the Code, which, as of the date that the Company’s Board adopted this amendment and restatement, is the later of (a) the two-year period after the Offering Commencement Date and (b) the one-year period after transfer to a Participant of any Shares under the Plan.

    2.12.    “Offering” shall mean the offer of shares of Common Stock to Participants during each Offering Period.

    2.13.    “Offering Commencement Date” shall mean the first date of each Offering Period as set forth in Section 4.01 hereof.

    2.14.    “Offering Period” shall mean each period from an Offering Commencement Date until the respective Offering Termination Date as set forth in Section 4.01 hereof; provided that no Offering Period shall exceed twenty-seven (27) months in duration.

    2.15.    “Offering Termination Date” shall mean the last date of each Offering Period as set forth in Section 4.01 hereof.

    2.16.    “Option Price” shall mean an amount equal to eighty-five percent (85%) of the Fair Market Value of a Share of Common Stock on the Offering Termination Date. For any Offering Period that has not yet commenced, the Plan Administrator, in its discretion and on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2, may determine that the Option Price will equal a different percentage of Fair Market Value or may determine that the Option Price shall be based on the Fair Market Value of a Share of Common Stock on the Offering Commencement Date. However, in no event shall the Option Price be less than eighty-five percent (85%) of the lower of: the closing price per share of Common Stock on the Nasdaq Stock Market (or other applicable stock exchange) on the applicable Offering Commencement Date; or the closing price per share of Common Stock on the Nasdaq Stock Market (or other applicable stock exchange) on the applicable Offering Termination Date. The percentage and date (that is, the Offering Commencement Date or Offering Termination Date) used to determine the Option Price for each Offering Period shall be announced on or before the beginning of any Offering Period and shall apply for such Offering Period and any subsequent Offering Periods until and unless a change in percentage or date is announced.

    2.17.    “Participant” shall mean any Employee who becomes eligible to participate in this Plan as set forth in Section 3.01 hereof and who authorizes payroll deductions under this Plan.

    2.18.    “Plan Administrator” shall mean any individual(s), committee or entity appointed by the Board, with such authority and power as the Board may determine, to administer the terms of the Plan.  The Plan Administrator may, in turn, delegate all or a portion of its authority to one or more individuals to perform administrative functions under the Plan.
2.19    “Purchase Date” means the date on which the funds in each Participant’s Account are applied to the purchase of shares of Common Stock as further described in Section 7.05.
    2.20.    "Share" means a share of Common Stock.

    2.21.    “Subsidiary Corporation” shall mean any present or future corporation or other entity which (i) would be a “subsidiary corporation” (as that term is defined in Section 421 et seq. of the Code) of the Company and (ii) is designated as a sponsor of the Plan by the Plan Administrator.

ARTICLE III - ELIGIBILITY AND PARTICIPATION

    3.01.     Eligibility Requirements.

    Any Employee shall be eligible to participate in Offerings under the Plan as of the first day of the Offering Period beginning on or after the date such Employee has completed three (3) months of continuous employment with the Company or such shorter or longer period of time as the Plan Administrator may determine within the rules for Code Section 423.

    3.02.    Restrictions on Participation.

    Notwithstanding any provisions of the Plan to the contrary, no Employee shall be granted an option to participate in the Plan if, immediately after the grant, such Employee would own stock, and/or hold outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company (for purposes of this paragraph, the rules of Section 424(d) of the Code shall apply in determining stock ownership of any Employee).

    3.03.     Commencement of Participation

    An eligible Employee may become a Participant by completing an authorization for a payroll deduction on the form provided by the Company and filing it with the Plan Administrator on or before the date set therefor by the Plan Administrator, which date shall be on or before the Offering Commencement Date for each Offering. Payroll deductions for a Participant shall commence on or after the applicable Offering Commencement Date when his authorization for a payroll deduction becomes effective and shall continue until terminated by the Participant or by a withdrawal as provided herein.

ARTICLE IV-OFFERINGS

    4.01.     Offerings.

    The Plan will initially be implemented with semi-annual Offerings of the Company’s Common Stock beginning on the Offering Commencement Dates and terminating on the Offering Termination Dates indicated below. Prior to November 1, 2024, the Offering Periods shall be as provided in the Initial Plan. The initial Offering Period under the amended and restated Plan is to begin on November 1, 2024 and end on April 30, 2025 with the next Offering Period to begin on May 1, 2025 and end on October 31, 2025. Thereafter, the Offering Periods will begin on the first day of each November and May and will end on the last Business Day of each April and October. Each period from an Offering Commencement Date until the respective Offering Termination Date is referred to as the “Offering Period”. The Plan Administrator shall have the right to change the duration of the Offering Periods and their respective Offering Commencement Dates and Offering Termination Dates so long as any such change does not adversely affect the Plan's qualification as an employee stock purchase plan under Code Section 423.

    4.02.    Stockholder Approval.

    The amended and restated Plan is subject to the approved by the stockholders of the Company and shall be void if not approved by the stockholders on or before April 29, 2025.

ARTICLE V-PAYROLL DEDUCTIONS

    5.01.     Amount of Deduction.

    At the time a Participant files his authorization for payroll deduction, he shall elect to have deductions made from his pay on each payday during the time he is a Participant in an Offering at a rate not less than one percent (1%) nor more than twenty-five percent (25%) of his compensation during any Offering Period.

    5.02.     Participant's Account.

    All payroll deductions made for a Participant shall be credited to his Account under the Plan. A Participant may not make any separate cash payment into such Account.

    5.03.    Changes in Payroll Deductions.

    A Participant may discontinue his payroll deductions at any time and may withdraw all amounts in his Account as provided in Article VIII. Any other changes to a Participant's payroll deductions can be made during an Offering Period only in accordance with rules established by the Plan Administrator. Once a Participant discontinues payroll deductions or withdraws uninvested cash amounts in his Account, such Participant shall not be allowed to recommence payroll deductions until the beginning of the next Offering Period unless the Plan Administrator otherwise permits.

    5.04.    Leave of Absence.

    If a Participant goes on a leave of absence, such Participant shall have the right to elect: (a) not to withdraw the balance in his Account pursuant to Section 7.03 hereof, or (b) to discontinue contributions to the Plan but remain a Participant in the Plan with respect to the amount then in his account.

ARTICLE VI - GRANTING OF OPTION

    6.01.    Number of Option Shares.

    As of each Offering Termination Date, a Participant shall be deemed to have been granted an option to purchase the number of Shares of Common Stock determined as follows: (i) the amount in such Participant's Account as of such Offering Termination Date, divided by (ii) the Option Price for such Offering Period.

    6.02.    Limitations.

    No option granted by operation of the Plan to any Participant in any Offering shall permit his rights to purchase shares of Common Stock under this Plan or under any other employee stock purchase plan (within the meaning of Code Section 423) of the Company to accrue (within the meaning of Code Section 423(b)(8)) at a rate which exceeds $25,000 in any calendar year or such other limitation as may be applicable under Section 423(b)(8) of the Code. Such value shall be determined as of the Offering Termination Dates within each calendar year (or portion of such year) in which such option would be outstanding. Nor shall any Participant be able to purchase more than 1,000 shares (subject to adjustment as provided in Section 12.04) in any Offering Period. The options granted by operation of the Plan under Section 6.01 to any Participant automatically shall be limited by this Section 6.02.

ARTICLE VII - EXERCISE OF OPTION

    7.01.    Automatic Exercise.

    Unless a Participant gives written notice to the Company as hereinafter provided, his option for the purchase of stock with payroll deductions made during any Offering Period will be deemed to have been exercised automatically on the Offering Termination Date applicable to such Offering Period, for the purchase of the maximum number of whole Shares which the accumulated payroll deductions in his Account at that time will purchase at the applicable option price.

    7.02.    Fractional Shares.

    Fractional shares may not be issued under the Plan. Any funds in a Participant’s Account not applied to the purchase of Shares shall remain in the Participant’s Account pending withdrawal or application to the purchase of Shares at the next Offering Termination Date.

    7.03.    Election Not to Exercise Option.

    By written notice to the Committee at any time prior to the Offering Termination Date applicable to any Offering Period, a Participant may elect not to exercise any options granted to him with respect to such Offering Period. Any such election shall be deemed to be a withdrawal of all the accumulated payroll deductions in his Account at such time unless, pursuant to rules established by the Plan Administrator, the Participant elects to have the funds remain in his Account pending withdrawal or application to the purchase of Shares at the next Offering Termination Date.

    7.04.    Transferability of Option.

    During a Participant’s lifetime, options held by such Participant shall be exercisable only by that Participant and no Participant in the Plan shall have the right to assign his interest in the Plan.

    7.05.    Delivery of Stock; Nominee Record Holder.

    As promptly as practicable after the Offering Termination Date of each Offering, the Company will deliver to each Participant, as appropriate, the Shares purchased upon exercise of his option. As an alternative, the Plan Administrator may make arrangements with a brokerage firm to establish a brokerage account for each Participant to which Shares purchased for the Participant upon exercise of an option hereunder shall be credited and held for the Participant. Notwithstanding the foregoing, at the option of the Plan Administrator, the Shares purchased may be issued, whether in the form of stock certificates or in book entry form, in the name of a nominee (the “Nominee”) on behalf of all Participants or on behalf of all Participants to whom fewer than a specified number of Shares are to be issued. If Common Stock is issued to a Nominee on behalf of all or some Participants, then the following shall apply: (i) each such Participant shall have all ownership rights attributable to the ownership of such Common Stock on his behalf, and (ii) the Company and the Nominee shall cause separate book entries to be made in the name of the Participant or shall cause separate stock certificates to be issued in the name of and delivered to such a Participant upon the earliest to occur of his request for the Shares to be issued in his name, his termination of employment with the Company for any reason whatsoever or the termination of the Plan. The Nominee may offer Participants the right to sell all or a portion of the Shares allocated to them. In such event, a Participant may request the Nominee to sell the Shares allocated to such Participant and the Nominee shall remit to the Participant the proceeds of the sale, less the expenses of sale.

    The Company shall indemnify any such Nominee and hold it harmless from any and all actions, loss, damage or liability suffered by it as a result of serving as the Nominee for the Participants hereunder except to the extent caused by such Nominee's gross negligence or willful misconduct. The Company shall have the right to remove and replace any Nominee. By prior written notice to the Company, the Nominee may resign. Any Nominee removed or resigning shall take such action as may be necessary or desirable to transfer to the successor Nominee selected by the Company all shares of Common Stock then in its name as Nominee.

    7.06.    Stock to be Issued/Purchased.

    The Shares to be issued to Participant’s Accounts upon an Offering Termination Date may, at the Company’s option, be newly issued shares, treasury shares or the Company may direct an agent to purchase on the open market the number of Shares issuable to Participants on each Offering Termination Date. All costs associated with the purchase or issuance of Shares to be purchased by and allocated to Participants’ Accounts on each Offering Termination Date shall be borne by the Company.

    7.07.    Tax Withholding.

    At the time any option is exercised, or at the time some or all of the Shares issued under the Plan are disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s federal, state, local or any other tax liability payable to any authority, including social security or other tax withholding obligations, if any, that arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Participant. In addition, the Company may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or use any other method of withholding the Company deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f).

    7.08         Reporting of Accounts.
        Individual accounts will be maintained for each Participant in the Plan.  Statements of account will be given to Participants at least annually, which statements will set forth the amounts of Participant contributions, the per share purchase price for all options exercised for the benefit of the Participant, the number of Shares purchased and the remaining cash balance, if any.

ARTICLE VIII - WITHDRAWAL

    8.01.    In General.

    A Participant may withdraw payroll deductions credited to his Account under the Plan at any time by giving written notice to the Plan Administrator. All of the Participant's payroll deductions credited to his Account will be paid to him promptly after receipt of his notice of withdrawal, and such Participant shall not be allowed to reparticipate or authorize further payroll deductions under the Plan until the beginning of the next Offering Period beginning after the date of the withdrawal notice unless the Plan Administrator allows otherwise.

    8.02.    Termination of Employment.

    Upon termination of a Participant's employment for any reason, including retirement (but excluding death while in the employ of the Company), all purchase options for such Participant shall terminate and the payroll deductions credited to his Account will be returned to him.

    8.03.    Termination of Employment Due to Death.

    Upon termination of the Participant's employment because of his death, his beneficiary (as defined in Section 12.01) shall have the right to elect, by written notice given to the Plan Administrator prior to the Offering Termination Date, either: (a) to withdraw all of the payroll deductions credited to the Participant's Account under the Plan, or (b) to exercise the Participant's option for the purchase of Shares on the Offering Termination Date next following the date of the Participant's death for the purchase of the number of whole Shares which the accumulated payroll deductions in the Participant’s Account at the date of the Participant’s death will purchase at the applicable option price, in which event, any excess in such Account will be returned to said beneficiary. In the event that no such written notice of election shall be duly received by the Plan Administrator, the beneficiary shall automatically be deemed to have elected, pursuant to clause (b), to exercise the Participant’s option to purchase Shares.

    8.04.    Leave of Absence.

    A Participant on leave of absence shall, subject to the election made by such Participant pursuant to Section 5.04, continue to be a Participant in the Plan with respect to the amounts then in his Account so long as such Participant is on continuous leave of absence.

ARTICLE IX – NO INTEREST

    9.01.    No Interest.

    No interest will be paid or allowed on any money paid into the Plan or credited to the account of any Participant.
ARTICLE X – STOCK

    10.01.    Maximum Number of Shares.

    The maximum number of Shares which shall be issued under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in Section 12.04, shall be 1,000,000 Shares for all Offerings less the total number of Shares that have been or will be issued under the Initial Plan through the Offering Period ending on October 31, 2024. If the total number of Shares for which options are exercised on any Offering Termination Date in accordance with Article VI exceeds the maximum number of Shares available for purchase hereunder, the Plan Administrator shall make a pro rata allocation of the Shares available for delivery and distribution in as nearly a uniform manner as shall be practicable and as it shall determine to be equitable, and the balance of payroll deductions credited to the account of each Participant under the Plan shall be returned to him as promptly as possible. For the purposes of clarifying, but not limiting, the authority of the Plan Administrator in the preceding sentence, an equal allocation to each Participant or an allocation based on the relative amounts withheld would each result in a uniform and equitable pro rata allocation.

    10.02.    Participant's Interest in Option Shares.

    The Participant will have no interest in Shares covered by any option granted to him hereunder until such option has been exercised.

10.03.    Registration of Stock.

    Shares to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Nominee for such Participant as provided in Section 7.05 hereof.

    10.04.    Conditions Upon Issuance of Shares

    Shares will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such Shares pursuant thereto will comply with all applicable provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

10.05       Additional Restrictions.
        The terms and conditions of options granted hereunder to, and the purchase of Shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3.  This Plan shall be deemed to contain, and such options shall contain, and the Shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

ARTICLE XI - ADMINISTRATION

    11.01.    Appointment of Plan Administrator.

    The Board shall appoint a committee (the “Committee”) to serve as the Plan Administrator to administer the Plan, which may consist of persons who may or may not be members of the Board.

    11.02.    Authority of Plan Administrator.

    Subject to the express provisions of the Plan, the Plan Administrator shall have plenary authority in its discretion to interpret and construe any and all provisions of the Plan, to adopt rules and regulations for administering the Plan and to make all other determinations deemed necessary or advisable for administering the Plan. The Plan Administrator’s determination on the foregoing matters shall be conclusive and final and binding on all Participants.

    11.03.    Rules Governing the Administration of the Plan Administrator.

    The Board may from time to time appoint members of the Committee in substitution for or in addition to members previously appointed and may fill vacancies, however caused, in the Committee. In the absence of action by the Board, the Committee shall have the ability to fill any vacancies created in its membership. The Committee may select one of its members as its Chairman and shall hold its meetings at such times and places as it shall deemed advisable and may hold telephonic meetings. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. The Plan Administrator may correct any defect or omission or reconcile any inconsistency in the Plan, in the manner and to the extent it shall deem desirable. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be as fully effective as if it had been made by a majority vote at a meeting duly called and held.

The Committee may appoint a secretary and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

    11.04.    Notices.

    All notices and other communications from a Participant to the Plan Administrator or Committee under, or in connection with, this Plan shall be deemed to have been filed with the Plan Administrator or Committee when actually received in the form specified by the Plan Administrator at the location and by the person designated by the Plan Administrator for the receipt of such notices and communications.

ARTICLES XII – MISCELLANEOUS

    12.01.    Designation of Beneficiary.

    A Participant may file a written designation of a beneficiary who is to receive any Shares and/or cash to which such Participant would have otherwise been entitled. Such designation of beneficiary may be changed by the Participant at any time by written notice to the Plan Administrator. Upon the death of a Participant and upon receipt by the Company of proof of identity and existence at the Participant's death of a beneficiary validly designated by him under the Plan, the Company shall deliver such Shares and/or cash to such beneficiary. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant's death, the Company shall deliver such Shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Shares and/or cash to the spouse or to any one or more dependents of the Participant as the Plan Administrator may determine. No beneficiary shall, prior to the death of the Participant by whom he has been designated, acquire any interest in the Shares or cash credited to the Participant under the Plan.

    12.02.    Transferability.

    Neither payroll deductions credited to a Participant's Account nor any rights with regard to the exercise of an option or to receive Shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way by the Participant other than (i) by will or the laws of descent and distribution, or (ii) Shares held by the Nominee for the benefit of such Participant as provided in Section 7.05 hereof. Any such attempted assignment, transfer, pledge or other disposition shall be without effect, except that the Plan Administrator may treat such act as an election to withdraw funds in accordance with the terms of the Plan.

    12.03.    Use of Funds.

    All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose and the Company shall not be obligated to segregate such payroll deductions.

12.04.    Adjustment Upon Changes in Capitalization.

        (a)    If the outstanding shares of Common Stock of the Company have increased, decreased, changed into or been exchanged for a different number or kind of shares or securities of the Company through reorganization, merger, recapitalization, reclassification, stock dividend, stock split, reverse stock split or similar transaction, appropriate and proportionate adjustments may be made by the Plan Administrator in the number and/or kind of shares which are subject to purchase under outstanding options and on the option exercise price applicable to such outstanding options. In addition, in any such event, the number and/or kind of shares which may be offered in the Offerings described in Article IV hereof, the maximum number of shares which may be issued under the Plan as set forth in Section 10.01 and the maximum number of Shares that may be purchased by a Participant in any Offering Period under Section 6.02 shall also be proportionately adjusted.

        (b)    Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company with one or more corporations as a result of which the Company is not the surviving corporation, or upon a sale of substantially all of the property or stock of the Company to another corporation, the then current Offering Period shall (unless the successor to the Company assumes the obligations under this Plan) terminate on the effective date of such transaction and all outstanding options shall be exercised absent a withdrawal or directions from a Participant to the contrary.

    12.05.    Amendment and Termination.

        (a)    The Plan shall terminate as of the earliest of: (i) the date the maximum number of Shares available for purchase hereunder shall have been purchased in accordance with the terms of the Plan, (ii) October 31, 2034, or (iii) the date the Plan is terminated as provided in paragraph (b) below.

        (b)    The Board shall have complete power and authority to terminate or amend the Plan; provided, however, that the Board shall not, without the approval of the stockholders of the Corporation (i) increase the maximum number of Shares which may be issued under the Plan (except pursuant to Section 12.04); or (ii) alter the option price formula so as to reduce the option price under the plan except to the extent permitted by Article VI hereof. No termination, modification or amendment of the Plan may, without the consent of a Participant then having an option under the Plan to purchase Shares, adversely affect the rights of such Participant under such option.

    12.06.    Effective Date.

    The amended and restated Plan shall become effective as of the later of: (i) the date approved by the Company’s stockholders, or (ii) November 1, 2024. The Initial Plan shall remain in effect until October 31, 2024.

    12.07.    No Employment Rights.

    The Plan does not, directly or indirectly, create any right for the benefit of any Employee or class of Employees to purchase any Shares under the Plan, or create in any Employee or class of Employees any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an Employee's employment at any time.

    12.08.    Effect of Plan.

    The provisions of the Plan shall, in accordance with its terms, be binding upon, and inure to the benefit of, all successors of each Employee participating in the Plan, including, without limitation, such Employee's estate and the executors, administrators or trustees thereof, heirs and legatees, and any receiver, trustee in bankruptcy or representative of creditors of such Employee.

    12.09.    Governing Law.

    The laws of the State of Nevada will govern all matters relating to the Plan except to the extent superseded by the laws of the United States.

12.10.    Headings; Gender.

    The headings to sections in the Plan have been included for convenience of reference only and shall not affect the interpretation of the Plan. All references herein to the masculine, feminine or neuter gender shall be interpreted to mean any other gender applicable.

    12.11    No Strict Construction.

    No rule of strict construction shall be implied against the Company, the Board, the Plan Administrator or any other person in the interpretation of any of the terms of the Plan, any award granted under the Plan or any rule or procedure established by the Board or Plan Administrator.

    12.12       Captions.

    All section headings used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

    12.13    Severability.

    Whenever possible, each provision in the Plan and every option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law or the Code, but if any provision of the Plan or any option at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law or Code Section 423, then such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law, and all other provisions of the Plan and every other option at any time granted under the Plan shall remain in full force and effect.

                        ALLEGIANT TRAVEL COMPANY

                        By: /s/ Gregory Anderson

                        Title: President

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ALLEGIANT TRAVEL COMPANY

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Maurice J. Gallagher, Jr.	☐	☐	☐
1b. Montie Brewer	☐	☐	☐
1c. Gary Ellmer	☐	☐	☐
1d. Ponder Harrison	☐	☐	☐
1e. Linda A. Marvin	☐	☐	☐
1f. Sandra Morgan	☐	☐	☐
1g. Charles W. Pollard	☐	☐	☐

	For	**Against**	**Abstain**
2. Approval of advisory resolution approving executive compensation.	☐	☐	☐
3. Approval of Allegiant Travel Company 2024 Employee Stock Purchase Plan.	☐	☐	☐
4. Ratification of KPMG LLP as independent registered public accountants.	☐	☐	☐

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

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Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

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V44787-P11477

ALLEGIANT TRAVEL COMPANY
2024 Annual Stockholders Meeting
June 26, 2024 9:00 AM (local time)
This proxy is solicited by the Board of Directors

The undersigned hereby appoints Robert B. Goldberg and Rebecca J. Aretos, or either of them, as proxies, with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the shares of common stock held of record on April 29, 2024, at the Annual Meeting of Stockholders to be held on June 26, 2024 at 9:00 a.m. (local time) at the Company's headquarters at 1201 N. Town Center Drive, Las Vegas, Nevada 89144, or any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side